                                  Exhibit 10.38

                            Expendable Launch Vehicle
                           Integrated Support Contract

                                   NAS10-02026

                                                                   *Text Omitted
                                          Confidential Treatment Requested Under
                                  17 C.F.R.(S)(S)200.80(b)(4), 200.83 and 240b-2

====================================================================================================================================
SOLICITATION, OFFER AND AWARD   1. THIS CONTRACT IS A RATED ORDER .   RATING                                PAGE
                                UNDER DPAS (15 CFR 350)                                                         1 OF 427
====================================================================================================================================
2. CONTRACT NO.      3. SOLICITATION NO.       4. TYPE OF SOLICITATION      5. DATE ISSUED           6. REQUISITION/PURCHASE' NO.
   NAS10-02026          RFP 10-01-0001           [ ]SEALED BID (IFB)         September 24, 2001                  M022129
                                                 [X]NEGOTIATED (RFP)
------------------------------------------------------------------------------------------------------------------------------------
7. ISSUED BY               CODE                               8. ADDRESS OFFER TO (If other than Item 7)
JOHN F. KENNEDY SPACE CENTER, NASA
MAIL CODE: SEB-ELVIS
KENNEDY SPACE CENTER, FL  32899

====================================================================================================================================
NOTE: In sealed bid solicitations "offer" and "offeror" mean "bid" and "bidder"
====================================================================================================================================
SOLICITATION
------------------------------------------------------------------------------------------------------------------------------------
9. Sealed offers in original and (See L-7) copies for furnishing the supplies or services in the Schedule will be received at the place specified in Item 8, or if handcarried, in the depository located in (See Article L-6) until (See Article L-6) local time, on
(See Article L-6).
CAUTION - LATE Submissions, Modifications, and Withdrawals: See Section L,. Provision No. 52.214-7 or 52.215-1. All offers are subject to all terms and conditions contained in this solicitation.
------------------------------------------------------------------------------------------------------------------------------------
10. FOR               A. NAME                  B. TELEPHONE NO. (NO COLLECT CALLS)        C. EMAIL ADDRESS
INFORMATION                                    ----------------------------------
CALL:                                             AREA CODE   NUMBER        EXT.
          .              Roger A.MacLeod          (321)       867-2879                       roger.macleod-1@ksc.nasa.gov
------------------------------------------------------------------------------------------------------------------------------------
11. TABLE OF CONTENTS
------------------------------------------------------------------------------------------------------------------------------------
(X)  SEC. DESCRIPTION                             PAGE(S)   (X) SEC.   DESCRIPTION                                    PAGE(S)
------------------------------------------------------------------------------------------------------------------------------------
PART I - THE SCHEDULE                                       PART II - CONTRACT CLAUSES
------------------------------------------------------------------------------------------------------------------------------------
[X]   A   SOLICITATION/CONTRACT FORM                  1     [X]   I    CONTRACT CLAUSES                                  74
------------------------------------------------------------------------------------------------------------------------------------
[X]   B   SUPPLIES OR SERVICES AND PRICES/COSTS       9     PART III - LIST OF DOCUMENTS, EXHIBITS AND OTHER ATTACH.
------------------------------------------------------------------------------------------------------------------------------------
[X]   C   DESCRIPTION/SPECS./WORK STATEMENT          36     [X]   J    LIST OF ATTACHMENTS                               87
------------------------------------------------------------------------------------------------------------------------------------
[X]   D   PACKAGING AND MARKING                      38     PART IV - REPRESENTATIONS AND INSTRUCTIONS
------------------------------------------------------------------------------------------------------------------------------------
[X]   E   INSPECTION AND ACCEPTANCE                  40     [X]   K    REPRESENTATIONS, CERTIFICATIONS AND              336
------------------------------------------------------------------------------------------------------------------------------------
[X]   F   DELIVERIES OR PERFORMANCE                  41                OTHER STATEMENTS OF OFFERORS
 -----------------------------------------------------------------------------------------------------------------------------------
[X]   G   CONTRACT ADMINISTRATION DATA               42     [X]   L    INSTRS., CONDS., AND NOTICES TO OFFERORS         345
------------------------------------------------------------------------------------------------------------------------------------
[X]   H   SPECIAL CONTRACT REQUIREMENTS              54     [X]   M    EVALUATION FACTORS FOR AWARD                     421
====================================================================================================================================
OFFER (Must be fully completed by offeror)
====================================================================================================================================
NOTE: Item 12 does not apply if the solicitation includes the provisions at 52.214-16, Minimum Bid Acceptance Period.
------------------------------------------------------------------------------------------------------------------------------------
12. In compliance with the above, the undersigned agrees, if this offer is accepted within 180 calendar days (60 calendar days unless a different period is inserted by the offeror) from the date for receipt of offers specified above, to furnish any or all items upon which prices are offered at the price set opposite each item, delivered at the designated point(s), within the time specified in the schedule.
------------------------------------------------------------------------------------------------------------------------------------
13.  DISCOUNT FOR PROMPT PAYMENT     .   10 CALENDAR DAYS        20 CALENDAR DAYS        30 CALENDAR DAYS        CALENDAR DAYS
(See Section I, clause No. 52-232-8)                     %                       %                       %                    %
------------------------------------------------------------------------------------------------------------------------------------
14. ACKNOWLEDGMENT OF AMENDMENTS (The offer or   AMENDMENT NO           DATE            AMENDMENT NO          DATE
acknowledges receipt of amendments to the        -----------------------------------------------------------------------------------
SOLICITATION).                                    1                   10/3/2001          4                   11/7/2001
                                                 -----------------------------------------------------------------------------------
For offerors and related documents numbered
and dated:                                        2                   10/24/2001         5                   3/7/2002
                                                 -----------------------------------------------------------------------------------
                                                  3                   11/1/2001          6                   4/2/2002
------------------------------------------------------------------------------------------------------------------------------------
15. NAME AND   CODE    71-086-9563     FACILITY      05BD6                      16. NAME AND TITLE OF PERSON AUTHORIZED TO SIGN
ADDRESS OF                                                                      OFFER (Type or print)
OFFEROR              Analex Corporation                                         Christopher Pestak
                     5904 Richmond Hwy                                          Senior Vice President
                     Alexandria, VA  22303
------------------------------------------------------------------------------------------------------------------------------------
15B.  TELEPHONE NO.             15C. CHECK IF REMITTANCE ADDRESS             17. SIGNATURE                    18. OFFER DATE
(Include area code)             IS DIFFERENT FROM ABOVE - ENTER                Original Signed by
  216-977-0257                  [X] SUCH ADDRESS IN SCHEDULE                   Christopher Pestak                  6/3/02
====================================================================================================================================
AWARD (To be completed by Government)
------------------------------------------------------------------------------------------------------------------------------------
19. ACCEPTED AS TO ITEMS NUMBERED     20. AMOUNT          21. ACCOUNTING AND APPROPRIATION
     CLIN 1001 - CLIN 1012             $53,900,997.00        VA/VA-90302.ISC/2550C/400000/54/02
------------------------------------------------------------------------------------------------------------------------------------
22. AUTHORITY FOR USING OTHER THAN FULL AND OPEN COMPETITION     23. SUBMIT INVOICES TO ADDRESS SHOWN IN:    .     ITEM
    [ ] 10 U.S.C. 2304(c) ( )    [ ]41 U.S.C. 253(c) ( )             (4 copies unless otherwise specified)         See G-3 & G-5
------------------------------------------------------------------------------------------------------------------------------------
24. ADMINISTERED BY (If other than Item 7)  CODE                 25. PAYMENT WILL BE MADE BY        CODE
                                                                  NASA/KSC
                                                                  GENERAL ACCOUNTING A/P
                                                                  GG-B-C2
                                                                  KENNEDY SPACE CENTER, FL 32899
------------------------------------------------------------------------------------------------------------------------------------
26. NAME OF CONTRACTING OFFICER (Type or print)     27. UNITED STATES OF AMERICA            28. AWARD DATE
    James E. Hattaway, Jr.                                 Original Signed By                  6-5-02
                                                                James E. Hattaway Jr
                                                     (Signature of Contracting Officer)
====================================================================================================================================
IMPORTANT - Award will be made on this Form, or on Standard Form 26, or by other authorized official written notice.
====================================================================================================================================
NSN 7540-01-152-8064                    33-133                                                     STANDARD FORM 33 (REV. 9-97)
PREVIOUS EDITION NOT USABLE                                                                        Prescribed by GSA
                                                                                                   FAR (48 CFR) 53.214(c)

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Expendable Launch Vehicle Integrated Support Contract                NAS10-02026

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                              PART I - THE SCHEDULE
                                    SECTION B
                      SUPPLIES OR SERVICES AND PRICE/COSTS

--------------------------------------------------------------------------------

B-1   SCHEDULE OF SUPPLIES OR SERVICES

The Contractor shall provide all non-personal services necessary to furnish the Contract Line Item Numbers (CLINs) to NASA as described in Section C, C-1, "Scope of Work" and in accordance with Attachment J-1, "Statement of Work" on a fixed price/cost plus award fee basis and Indefinite-Delivery Indefinite-Quantity effort as required.

1.0   Phase-In Period   (Performance Period:   KSC: June 1, 2002 - July 7, 2002,
              VAFB: June 1- 30, 2002)

---------------------------------------------------------------------------------------------
CONTRACT
LINE ITEM                                                                            TOTAL
 (CLIN)                           DESCRIPTION                         QTY   UNIT   AMOUNT ($)
---------------------------------------------------------------------------------------------
                                                                      1
1001        Phase-In Period (Firm-Fixed-Price)                              Lot      $.00

            Phase-in  period  between  award and  initiation of the
            basic period of performance,  not to exceed 30 calendar
            days in accordance with SOW 2.0.
---------------------------------------------------------------------------------------------

================================================================================
BASIC PERIOD - Expendable Launch Vehicle Integrated Support for a 3-year, three-month performance period.
           (Performance Period: KSC: July 8, 2002 September 30, 2005,
                               VAFB: July 1, 2002 September 30, 2005)
================================================================================

1.1  Basic Contract Core Requirements (Fixed Price Award Fee)

The Contractor shall provide the necessary services to accomplish the following technical services in accordance with the SOW. Pricing for Section 1.0 of the SOW is deemed to be included in the CLIN prices below.

------------------------------------------------------------------------------------------
CONTRACT LINE                                                          UNIT       TOTAL
 ITEM (CLIN)                 DESCRIPTION                 QTY   UNIT    PRICE    AMOUNT ($)
------------------------------------------------------------------------------------------
1002            ELV Program Management Support in accordance with SOW 3.0       $1,635,405

------------------------------------------------------------------------------------------

1002A           ELV Program Management Support (FY 02)    3     MO    $39,815   $  119,445

------------------------------------------------------------------------------------------

1002B           ELV Program Management Support (FY 03)   12     MO    $40,615   $  487,380

------------------------------------------------------------------------------------------

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
------------------------------------------------------------------------------------------
1002C           ELV Program Management Support (FY 04)   12     MO    $42,159    $505,908

------------------------------------------------------------------------------------------

1002D           ELV Program Management Support (FY05)    12     MO    $43,556    $522,672

------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------
CONTRACT LINE                                                           UNIT       TOTAL
 ITEM (CLIN)                 DESCRIPTION                 QTY   UNIT     PRICE    AMOUNT ($)
-------------------------------------------------------------------------------------------
1003            Safety and Mission Assurance in accordance with SOW 4.0          $4,088,685
-------------------------------------------------------------------------------------------
1003A           Safety and Mission Assurance (FY 02)       3    MO    $103,131   $  309,393
-------------------------------------------------------------------------------------------
1003B           Safety and Mission Assurance (FY 03)      12    MO    $ 98,912   $1,186,944
-------------------------------------------------------------------------------------------
1003C           Safety and Mission Assurance (FY 04)      12    MO    $104,352   $1,252,224
-------------------------------------------------------------------------------------------
1003D           Safety and Mission Assurance (FY 05)      12    MO    $111,677   $1,340,124
-------------------------------------------------------------------------------------------
1004            Launch Site Support Engineering (LSSE) in accord with SOW 5.0    $3,419,568
-------------------------------------------------------------------------------------------
1004A           LSSE (FY 02)                               3    MO    $ 81,360   $  244,080
-------------------------------------------------------------------------------------------
1004B           LSSE (FY 03)                              12    MO    $ 85,077   $1,020,924
-------------------------------------------------------------------------------------------
1004C           LSSE (FY 04)                              12    MO    $ 88,310   $1,059,720
-------------------------------------------------------------------------------------------
1004D           LSSE (FY 05)                              12    MO    $ 91,237   $1,094,844
-------------------------------------------------------------------------------------------
1005            Technical Integration Services in accordance with SOW 6.0        $2,879,676
-------------------------------------------------------------------------------------------
1005A           Technical Integration Services (FY 02)     3    MO    $ 66,308   $  198,924
-------------------------------------------------------------------------------------------
1005B           Technical Integration Services (FY 03)    12    MO    $ 71,822   $  861,864
-------------------------------------------------------------------------------------------
1005C           Technical Integration Services (FY 04)    12    MO    $ 74,551   $  894,612
-------------------------------------------------------------------------------------------
1005D           Technical Integration Services (FY 05)    12    MO    $ 77,023   $  924,276
-------------------------------------------------------------------------------------------
1006            Communications and Telemetry in accordance with SOW 7.0          $8,851,941
-------------------------------------------------------------------------------------------
1006A           Communications and Telemetry (FY02)        3    MO    $208,047   $  624,141
-------------------------------------------------------------------------------------------
1006B           Communications and Telemetry (FY03)       12    MO    $220,428   $2,645,136
-------------------------------------------------------------------------------------------
1006C           Communications and Telemetry (FY04)       12    MO    $228,814   $2,745,768
-------------------------------------------------------------------------------------------
1006D           Communications and Telemetry (FY05)       12    MO    $236,408   $2,836,896
-------------------------------------------------------------------------------------------
1007            Vandenberg AFB Unique in accordance with SOW 8.0                 $4,055,439
-------------------------------------------------------------------------------------------

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
-------------------------------------------------------------------------------------------
1007A           Vandenberg AFB Unique (FY 02)              3    MO    $105,857   $  317,571
-------------------------------------------------------------------------------------------
1007B           Vandenberg AFB Unique (FY 03)             12    MO    $100,116   $1,201,392
-------------------------------------------------------------------------------------------
1007C           Vandenberg AFB Unique (FY 04)             12    MO    $103,943   $1,247,316
-------------------------------------------------------------------------------------------
1007D           Vandenberg AFB Unique (FY 05)             12    MO    $107,430   $1,289,160
-------------------------------------------------------------------------------------------

Maximum Available Award Fee shall be included in provision B-3 " AWARD FEE".

1.2  Mission Direct Support (IDIQ)

The Government reserves the right to order fixed price, Indefinite Delivery/ Indefinite Quantity (IDIQ) mission direct support services, independent of core requirements, under these CLINs from the items listed below. The Contracting Officer may order the services any time by written notice to the Contractor in accordance with the ordering procedures set forth in Section H of this contract. Task orders will be performance-based and will be restricted to the acquisition of "outcomes" where the period of performance and discrete task objectives will be limited to work and products that can be defined and priced

The services furnished under this IDIQ article supplement and are in addition to the services furnished under the contract's core requirements. Notwithstanding the issuance or pendency of a task/delivery order, the Contractor will not be entitled to additional payment, beyond the contract price for core requirements, for any work already required (as to substance, quantity and schedule) under the contract's/SOW core requirements provisions.

Hourly Rates for Mission-Direct Support Services

-----------------------------------------------------------------------------------------------------------
SOW   Rate Type                                   Description                                 Ordering Unit
-----------------------------------------------------------------------------------------------------------
9.1   Individual   A combined average rate for one hour of service performed by a single      Worker Hour
      Composite    skilled worker from Safety & Mission Assurance, Launch Site Support
                   Engineering, or Technical Integration Services outside of core hours at
                   KSC or VAFB.
-----------------------------------------------------------------------------------------------------------
9.2   Individual   A combined average rate for one hour of service performed by a single      Worker Hour
      Composite    skilled worker from VAFB Operations, Troubleshooting or Repair outside of core hours.
-----------------------------------------------------------------------------------------------------------
9.3     Full       A combined crew rate for one hour of service performed  by a full crew     Crew Hour
        Crew       supporting Communications and Telemetry outside of core hours. There
      Composite    are separate rates depending upon location of service at KSC or at VAFB.
-----------------------------------------------------------------------------------------------------------
9.4    Reduced     A combined crew rate for one hour of service performed by a reduced        Crew Hour
        Crew       crew supporting Communications and Telemetry outside of core hours.
      Composite    There are separate rates depending upon location of service at KSC or
                   VAFB.
-----------------------------------------------------------------------------------------------------------
9.5   Individual   A combined average rate for one hour of a single skilled worker            Worker Hour
      Composite    performing On-Call Troubleshooting or Repair outside of core hours.
-----------------------------------------------------------------------------------------------------------

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
-------------------------------------------------------------------------------------------------
 CONTRACT                                                                                 Total
LINE ITEM                                                                                Amount
 (CLIN)                          DESCRIPTION                           QTY     UNIT        ($)
-------------------------------------------------------------------------------------------------
 1008       Mission Direct Support Services
            The contractor  shall accept task orders issued only by the  contracting officer.
            The Contractor shall provide the services as ordered to accomplish the following.
-------------------------------------------------------------------------------------------------
 1008A      Additional Support for Safety and  Mission  Assurance,
            Launch Site Support Engineering, and Technical           As          Hr     See Table
            Integration Services, in accordance with SOW 9.1         Ordered            B-1.1
-------------------------------------------------------------------------------------------------
 1008B      Additional Support for VAFB Operations, Troubleshooting and Repair in accordance with SOW 9.2
-------------------------------------------------------------------------------------------------
 1008BA     Scheduled support for VAFB Operations, Troubleshooting   As          Hr     See Table
            and Repair in accordance with SOW 9.2                    Ordered            B-1.1
-------------------------------------------------------------------------------------------------
 1008BB     Call-out support for VAFB  Operations, Troubleshooting   As          Hr     See Table
            and Repair in accordance with SOW 9.2                    Ordered            B-1.1
-------------------------------------------------------------------------------------------------
 1008C      Hourly  Support for Communications  and Telemetry Outside of Core Work Shift in
            accordance with SOW 9.3
-------------------------------------------------------------------------------------------------
 1008CA     KSC Support for Communications and Telemetry Outside     As          Hr     See Table
            of Core Work Shift                                       Ordered            B-1.1
-------------------------------------------------------------------------------------------------
 1008CB     VAFB Support for Communications and Telemetry Outside    As          Hr     See Table
            of Core Work Shift                                       Ordered            B-1.1
-------------------------------------------------------------------------------------------------
 1008D      Reduced Support for Communications and Telemetry Outside of Core Work Shift in
            accordance with SOW 9.4.
-------------------------------------------------------------------------------------------------
 1008DA     KSC Reduced Support for Communications and Telemetry     As          Hr     See Table
            Outside of Core Work Shift                               Ordered            B-1.1
-------------------------------------------------------------------------------------------------
 1008DB     VAFB Reduced Support for Communications and Telemetry    As          Hr     See Table
            Outside of Core Work Shift                               Ordered            B-1.1
-------------------------------------------------------------------------------------------------
 1008E      On-Call Troubleshooting and Repair Support in accordance with SOW 9.5.
-------------------------------------------------------------------------------------------------
 1008EA     On-Call Troubleshooting and Repair Support in            As          Hr     See Table
            accordance with SOW 9.5 -Communication Technician at     Ordered            B-1.1
            KSC.
-------------------------------------------------------------------------------------------------

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
-------------------------------------------------------------------------------------------------
 1008EB     On-Call Troubleshooting and Repair Support in            As          Hr     See Table
            accordance with SOW 9.5 -Communication Technician at     Ordered            B-1.1
            VAFB.
-------------------------------------------------------------------------------------------------
 1008EC     On-Call Troubleshooting and Repair Support in            As          Hr     See Table
            accordance with SOW 9.5 -Manager at VAFB.                Ordered            B-1.1
-------------------------------------------------------------------------------------------------
 1008F      Guard Services at VAFB in accordance with SOW 9.6        As          24     See Table
                                                                     Ordered     hrs    B-1.2
-------------------------------------------------------------------------------------------------
 1008G      Access Control Monitors (ACM) at VAFB in accordance      As          24     See Table
            with SOW 9.7                                             Ordered     hrs    B-1.3
-------------------------------------------------------------------------------------------------

Upon identification of a task(s) by the Contracting Officer, a request to the contractor for estimated number of hours/units required to complete the identified task(s), and subsequent negotiation of agreed to hours/units, the Government may issue task orders utilizing the contractor's fully burdened, fixed-price rates shown in Table B-1.1 to B -1.3. The price in each year includes all direct costs (including shift differentials as applicable), applicable indirect costs and anticipated profit.

Table B-1.1 HOURLY LABOR RATES

[*]

Table B-1.2 24 HOUR SHIFT/ACCESS POINT RATES

[*]

Table B-1.2 24 HOUR RATES

[*]

Public Affairs Support (IDIQ)
-------------------------------------------------------------------------------------------------
 CONTRACT                                                                                 Total
LINE ITEM                                                                                Amount
 (CLIN)                          DESCRIPTION                           QTY      UNIT       ($)
-------------------------------------------------------------------------------------------------
  1008H     Satellite  Uplink  Services for NASA Public Affairs      As          24     See Table
            Support in accordance with SOW 9.8                       Ordered     Hrs    B-1.4
------------------------------------------------------------------------------ ------------------
  1008I     Public Affairs Support in accordance with SOW 9.9        As          50     See Table
                                                                     Ordered   guests   B-1.5
-------------------------------------------------------------------------------------------------
  1008J     Public Affairs Support accordance with SOW 9.9           As          25     See Table
                                                                     Ordered   guests   B-1.5
-------------------------------------------------------------------------------------------------

The Contracting Officer may issue task orders utilizing the contractor's fixed-prices as shown in Table B -1.4 & 1.5. The price in each year includes all direct costs (including shift differentials as applicable), applicable indirect costs and anticipated profit.

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Table B-1.4 Satellite Uplink Services for NASA Public Affairs Support (SOW
            9.8)

[*]

Table B-1.5 Public Affairs Support in accordance with SOW 9.9

[*]

1.3  Cost Basis (Non Fee Bearing)

The dynamic nature of the ELV integrated support items makes it impossible to accurately predict contractor acquired property (CAP), and travel/per-diem. The Government will account for these requirements as separate CLINs and has baselined these costs as indicated in the CLINs below. Materials, supplies and travel, shall be paid at cost, non-fee bearing, in accordance with the clause in
Section I, FAR 52.216-11, Cost Contract - No Fee (APR 1984). The contractor shall retain original vendor receipts and furnish them to the contracting officer upon request to substantiate billings. These items will be excluded from input to the cost base upon which the award fee pool is calculated.

--------------------------------------------------------------------------------------
 CONTRACT
LINE ITEM                                                                   Total
 (CLIN)                  DESCRIPTION                     QTY   UNIT   Estimated Amount
--------------------------------------------------------------------------------------
1009/1010   Cost Basis (Non-fee bearing)
            The Contractor shall provide Contractor Acquired Property that must be authorized in accordance with NFS 1845.502-70 subject to a determination by the contracting officer that it is allocable to the contract and reasonably necessary, to support performance of fixed price CLINs 1002 - 1008 in accordance with the SOW.
--------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------
 CONTRACT
LINE ITEM                                                                   Total
 (CLIN)                  DESCRIPTION                     QTY   UNIT   Estimated Amount
--------------------------------------------------------------------------------------
1009        Contractor Acquired Property (CAP) The
            Contractor shall provide CAP in accordance    --    --        See Note 1
            with the requirements of the SOW.
----------------------------------------------------------------------------- --------
1009A       CAP (FY 02)                                    3    MO    $  684,653 (NTE)
--------------------------------------------------------------------------------------
1009B       CAP (FY 03)                                   12    MO    $1,394,323 (NTE)
--------------------------------------------------------------------------------------
1009C       CAP (FY 04)                                   12    MO    $1,447,314 (NTE)
--------------------------------------------------------------------------------------
1009D       CAP (FY05)                                    12    MO    $1,495,296 (NTE)
--------------------------------------------------------------------------------------
1010        Travel and Per Diem The Contractor shall
            perform travel as required in  accordance     --     --      See Note 2
            with the requirements set forth in the SOW
--------------------------------------------------------------------------------------
1010A       Travel (FY 02)                                 3    MO    $   72,363 (NTE)
--------------------------------------------------------------------------------------
1010B       Travel (FY 03)                                12    MO    $  147,344 (NTE)
--------------------------------------------------------------------------------------
1010C       Travel (FY 04)                                12    MO    $  152,944 (NTE)
--------------------------------------------------------------------------------------
1010D       Travel (FY05)                                 12    MO    $  158,014 (NTE)
--------------------------------------------------------------------------------------

NOTE 1: Cost Basis (Non-Fee-Bearing) Contractor Acquired Property (CAP). .

The Not-To-Exceed (NTE) amount is the ceiling for the cost-reimbursable line items. Contractor Acquired Property will be reimbursed for incurred costs on a non-fee bearing basis. All contractor-

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acquired property must be authorized by the contract and is subject to a determination by the contracting officer that it is allocable to the contract and reasonably necessary.

During contract performance the contractor is required to procure items for which the nature and quantity would not be expected to be included in fixed price requirements (SOW 3.0 -- 8.0). Only specific categories of items will be allowable to be acquired under this CLIN. These types of items include NASA customer transient office supplies, all expendable, consumable supplies and materials, (e.g., magnetic tapes, strip charts, clean room garments, components and piece parts); all mobile and lift equipment, shop and calibration equipment, communications equipment, and maintenance equipment.

NOTE 2: Travel and Per Diem

Pursuant to Title 11, Section 21 of the Federal Civilian Employee and Contractor Travel Expense Act of 1985 (PL 99-234), reimbursement for travel associated with fixed price effort shall be in accordance with the provisions of FAR 31.205-46.

1.4  Vehicle Engineering and Analysis (CPAF)

--------------------------------------------------------------------------------------
 CONTRACT
LINE ITEM                                         Total Estimated
  (CLIN)                DESCRIPTION                    Cost             Award Fee
--------------------------------------------------------------------------------------
1011        Vehicle Engineering and Analysis in     $20,682,688     (See Provision B-3)
            accordancewith SOW 10.0

            (Cost-Plus-Award-Fee)
--------------------------------------------------------------------------------------

1.5 Facility Upgrade/Modification/Repair, Design and Construction. (Fixed-price, Indefinite-delivery, Indefinite quantity)

------------------------------------------------------------------------------
 CONTRACT                                                             Total
LINE ITEM                                                            Estimated
  (CLIN)                DESCRIPTION                   QTY     UNIT    Amount
------------------------------------------------------------------------------
1012        Facility Upgrade/Modification/Repair,   As         JO      $TBD*
            Design and Construction in accordance   Ordered
            with SOW 11.0
------------------------------------------------------------------------------
The Government reserves the right to order Facility Upgrade/Modification/Repair, Design and Construction projects under this CLIN. The Contracting Officer may order the items/services any time by written notice to the Contractor from the effective date of the contract through 9/30/2005. The Contractor shall provide the items/services necessary in accordance with SOW 11.0.
------------------------------------------------------------------------------

* To be determined.

Task/delivery orders for facilities modifications, design, and/or construction may be issued to the Contractor at the sole discretion of the contracting officer. It is agreed that work requests for Facility Upgrade/Modification/Repair, Design and Construction items may be issued as fixed price task orders during the term of the contract, and that the Government has no obligation to issue any such work request. In the event any such task/delivery orders are issued, they will in accordance with task ordering procedures in Section H.

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Summary BASIC Period (FY 2002 thru FY 2005)

--------------------------------------------------------------------
FIRM-FIXED PRICE                 (CLIN 1001)             $       .00
--------------------------------------------------------------------
FIXED-PRICE AWARD FEE            (CLINS 1002-1007)       $24,930,726
--------------------------------------------------------------------
MISSION DIRECT IDIQ              (CLINS 1008)            $       TBD
--------------------------------------------------------------------
COSTS BASIS                      (CLINS 1009 &1010)      $ 5,550,778
--------------------------------------------------------------------
ESTIMATED COST (CPAF)            (CLINS 1011)            $20,682,688
--------------------------------------------------------------------
MAXIMUM AVAILABLE AWARD FEE*     (CLINs  1002-1007 and
                                  CP CLIN 1011)          $ 2,736,805
--------------------------------------------------------------------
FACILITY
UPGRADE/MODIFICATION/REPAIR,        (CLINS 1012)         $       TBD
DESIGN AND CONSTRUCTION (IDIQ)
--------------------------------------------------------------------
--------------------------------------------------------------------
TOTAL ESTIMATED CONTRACT VALUE                           $53,900,997
--------------------------------------------------------------------

--------------------------------------------------------------------------------

================================================================================

OPTION 1 - Expendable Launch Vehicle Integrated Support. The Government reserves the right to exercise an option for a 3-year performance period. The Contracting Officer will exercise options in accordance with the procedures at FAR Subpart 17.2

            (Performance Period: October 1, 2005- September 30, 2008)

================================================================================

2.1  Contract Core Requirements (Fixed Price Award Fee)

The Contractor shall provide the necessary services to accomplish the following technical services in accordance with the SOW. Pricing for Section 1.0 of the SOW is deemed to be included in the CLIN prices below.

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
---------------------------------------------------------------------------------------
 CONTRACT
 LINE ITEM                                                          UNIT       Total
  (CLIN)             DESCRIPTION                     QTY   UNIT     PRICE    Amount($)
---------------------------------------------------------------------------------------
2002         ELV Program Management Support in accordance with SOW 3.0       $1,647,312
---------------------------------------------------------------------------------------
2002A        ELV Program Management Support          12     MO     $44,640   $  535,680
             (FY 06)
---------------------------------------------------------------------------------------
2002B        ELV Program Management Support          12     MO     $45,736   $  548,832
             (FY 07)
---------------------------------------------------------------------------------------
2002C        ELV Program Management Support          12     MO     $46,900   $  562,800
             (FY 08)
---------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------
CONTRACT
LINE ITEM                                                          UNIT
 (CLIN)                      DESCRIPTION             QTY   UNIT    PRICE     Amount($)
---------------------------------------------------------------------------------------
  2003      Safety and Mission Assurance in accordance with SOW 4.0          $4,405,356
---------------------------------------------------------------------------------------
  2003A     Safety and Mission Assurance (FY 06)     12     MO    $115,947   $1,391,364
---------------------------------------------------------------------------------------
  2003B     Safety and Mission Assurance (FY 07)     12     MO    $121,709   $1,460,508
---------------------------------------------------------------------------------------
  2003C     Safety and Mission Assurance (FY 08)     12     MO    $129,457   $1,553,484
---------------------------------------------------------------------------------------
  2004      Launch Site Support Engineering
            (LSSE) in accordance with SOW 5.0                                $3,450,624
---------------------------------------------------------------------------------------
  2004A     LSSE (FY 06)                             12     MO    $ 93,507   $1,122,084
---------------------------------------------------------------------------------------
  2004B     LSSE (FY 07)                             12     MO    $ 95,804   $1,149,648
---------------------------------------------------------------------------------------
  2004C     LSSE (FY 08)                             12     MO    $ 98,241   $1,178,892
---------------------------------------------------------------------------------------
  2005      Technical Integration Services in                                $2,913,024
            accordance with SOW 6.0
---------------------------------------------------------------------------------------
  2005A     Technical Integration Services (FY 06)   12     MO    $ 78,939   $  947,268
---------------------------------------------------------------------------------------
  2005B     Technical Integration Services (FY 07)   12     MO    $ 80,878   $  970,536
---------------------------------------------------------------------------------------

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
---------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------
2005C       Technical Integration Services (FY 08)    12    MO    $82,935    $  995,220
---------------------------------------------------------------------------------------
2006        Communications and Telemetry in
            accordance with SOW 7.0                                          $8,942,412
---------------------------------------------------------------------------------------
2006A       Communications and Telemetry (FY06)       12    MO    $242,343   $2,908,116
---------------------------------------------------------------------------------------
2006B       Communications and Telemetry (FY07)       12    MO    $248,294   $2,979,528
---------------------------------------------------------------------------------------
2006C       Communications and Telemetry (FY08)       12    MO    $254,564   $3,054,768
---------------------------------------------------------------------------------------
2007        Vandenberg  AFB Unique in accordance
            with SOW 8.0                                                     $4,106,340
---------------------------------------------------------------------------------------
2007A       Vandenberg AFB Unique (FY 06)             12    MO    $110,206   $1,322,472
---------------------------------------------------------------------------------------
2007B       Vandenberg AFB Unique (FY 07)             12    MO    $114,427   $1,373,124
---------------------------------------------------------------------------------------
2007C       Vandenberg AFB Unique (FY 08)             12    MO    $117,562   $1,410,744
---------------------------------------------------------------------------------------

Maximum Available Award Fee shall be included in provision B-3 "AWARD FEE".

2.2  Mission Direct Support (IDIQ)

The Government reserves the right to order fixed price, Indefinite Delivery/Indefinite Quantity (IDIQ) mission direct support services, independent of core requirements, under these CLINs from the items listed below. The Contracting Officer may order the services any time by written notice to the Contractor in accordance with the ordering procedures set forth in Section H of this contract. Task orders will be performance-based and will be restricted to the acquisition of "outcomes" where the period of performance and discrete task objectives will be limited to work and products that can be defined and priced.

The services furnished under this IDIQ article supplement and are in addition to the services furnished under the contract's core requirements. Notwithstanding the issuance or pendency of a task/delivery order, the Contractor will not be entitled to additional payment, beyond the contract price for core requirements, for any work already required (as to substance, quantity and schedule) under the contract's/SOW core requirements provisions.

Hourly Rates for Mission-Direct Support Services

---------------------------------------------------------------------------------------------------------
                                                                                               Ordering
SOW    Rate Type                                Description                                      Unit
---------------------------------------------------------------------------------------------------------
9.1   Individual   A combined average rate for one hour of service performed by a single      Worker Hour
      Composite    skilled worker from Safety & Mission  Assurance, Launch Site Support
                   Engineering, or Technical Integration Services outside of core hours at
                   KSC or VAFB..
---------------------------------------------------------------------------------------------------------
9.2   Individual   A combined  average  rate for one hour of service  performed by a single   Worker Hour
---------------------------------------------------------------------------------------------------------

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
---------------------------------------------------------------------------------------------------------
      Composite    skilled worker from VAFB Operations,  Troubleshooting  or Repair outside of core hours.
---------------------------------------------------------------------------------------------------------
9.3      Full      A combined crew rate for one hour of service performed by a full crew       Crew Hour
         Crew      supporting Communications and Telemetry outside of core hours. This
      Composite    rate will vary depending upon location of service at KSC or at VAFB.
---------------------------------------------------------------------------------------------------------
9.4    Reduced     A combined crew rate for one hour of service performed by a reduced         Crew Hour
         Crew      crew supporting Communications and Telemetry outside of core hours.
      Composite    There are separate rates depending upon location of service at KSC or
                   VAFB
---------------------------------------------------------------------------------------------------------
9.5   Individual   A combined average rate for one hour of a single skilled worker            Worker Hour
      Composite    performing On-Call Troubleshooting or Repair outside of core hours.
---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
CONTRACT                                                                          Total
LINE ITEM                    DESCRIPTION                  QTY       UNIT         Amount
 (CLIN)                                                                            ($)
---------------------------------------------------------------------------------------------
2008        Mission Direct Support Services
            The contractor shall accept task orders issued only by the contracting officer.
            The Contractor shall provide the services as ordered to accomplish the following.
---------------------------------------------------------------------------------------------
2008A       Additional Support for Safety and Mission    As
            Assurance, Launch Site Support               Ordered     Hr     See Table
            Engineering, and Technical Integration                          B-2.1
            Services, in accordance with SOW 9.1
---------------------------------------------------------------------------------------------
2008B       Additional Support for VAFB Operations, Troubleshooting  and
            Repair in accordance with SOW 9.2
---------------------------------------------------------------------------------------------
2008BA      Scheduled support for VAFB Operations,       As          Hr     See Table
            Troubleshooting and Repair in accordance     Ordered            B-2.1
            with SOW 9.2
---------------------------------------------------------------------------------------------
2008BB      Call-out support for VAFB Operations,        As          Hr     See Table
            Troubleshooting and Repair in accordance     Ordered            B-2.1
            with SOW 9.2
---------------------------------------------------------------------------------------------
2008C       Hourly Support for Communications and Telemetry Outside of Core Work Shift in
            accordance with SOW 9.3
---------------------------------------------------------------------------------------------
2008CA      KSC Hourly Support for Communications        As          Hr     See Table
            and Telemetry Outside of Core Work Shift     Ordered            B-2.1
---------------------------------------------------------------------------------------------
2008CB      VAFB Hourly Support for  Communications      As          Hr     See Table
            and Telemetry Outside of Core Work Shift     Ordered            B-2.1
---------------------------------------------------------------------------------------------
2008D       Reduced  Support for  Communications  and Telemetry  Outside of Core
            Work Shift in accordance with SOW 9.4.
---------------------------------------------------------------------------------------------
2008DA      KSC Reduced Support for  Communications      As          Hr     See Table
            and Telemetry Outside of Core Work Shift     Ordered            B-
---------------------------------------------------------------------------------------------

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
-------------------------------------------------------------------------------------
                                                                            2.1
-------------------------------------------------------------------------------------
            VAFB Reduced Support for                     As          Hr     See Table
2008DB      Communications and Telemetry Outside of      Ordered            B-2.1
            Core Work Shift
-------------------------------------------------------------------------------------
2008E       On-Call Troubleshooting and Repair Support in accordance with SOW 9.5.
-------------------------------------------------------------------------------------
2008EA      On-Call Troubleshooting and Repair Support   As          Hr     See Table
            in accordance with SOW 9.5 -Communication    Ordered            B-2.1
            Technician at KSC.
-------------------------------------------------------------------------------------
2008EB      On-Call Troubleshooting and Repair Support   As          Hr     See Table
            in accordance with SOW 9.5 -Communication    Ordered            B-2.1
            Technician at VAFB.
-------------------------------------------------------------------------------------
2008EC      On-Call Troubleshooting and Repair Support   As          Hr     See Table
            in accordance with SOW 9.5 -Manager          Ordered            B-2.1
            at VAFB.
-------------------------------------------------------------------------------------
2008E       On-Call Troubleshooting and Repair Support   As          Hr     See Table
            in accordance with SOW 9.5.                  Ordered            B-2.1
-------------------------------------------------------------------------------------
2008F       Guard Services at VAFB in accordance with    As        24 hrs   See Table
            SOW 9.6                                      Ordered            B-2.2
-------------------------------------------------------------------------------------
2008G       Access  Control  Monitors (ACM) at VAFB in   As        24 hrs   See Table
            accordance with SOW 9.7                      Ordered            B-2.3
-------------------------------------------------------------------------------------

Upon identification of a task(s) by the Contracting Officer, a request to the contractor for estimated number of hours/units required to complete the identified task(s), and subsequent negotiation of agreed to hours/units, the Government may issue task orders utilizing the contractor's fully burdened, fixed-price rates shown in Table B-2.1 to B-2.3. The price in each year includes all direct costs (including shift differentials as applicable), applicable indirect costs and anticipated profit.

Table B-2.1 HOURLY LABOR RATES

[*]

Table B-2.2 24 HOUR SHIFT/ACCESS POINT RATES

[*]

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Table B-2.3 24 HOUR RATES

[*]

Public Affairs Support (IDIQ)

----------------------------------------------------------------------------------------------------
CONTRACT
LINE ITEM                                                                                  Total
 (CLIN)                   DESCRIPTION                               QTY       UNIT       Amount ($)
----------------------------------------------------------------------------------------------------
2008H       Satellite  Uplink  Services for NASA Public Affairs   As        24 Hrs      See Table B-
            Support in accordance with SOW 9.8                    Ordered               2.4
----------------------------------------------------------------------------------------------------
2008I       Public Affairs Support in accordance with SOW 9.9     As        50 guests   See Table B-
                                                                  Ordered               2.5
----------------------------------------------------------------------------------------------------
2008J       Public Affairs Support accordance with SOW 9.9        As        25 guests   See Table B-
                                                                  Ordered               2.5
----------------------------------------------------------------------------------------------------

The Contracting Officer may issue task orders utilizing the contractor's fixed-prices as shown in Table B -2.4 and 2.5. The price in each year includes all direct costs (including shift differentials as applicable), applicable indirect costs and anticipated profit.

Table B-2.4 Satellite Uplink Services for NASA Public Affairs Support (SOW 9.8)

[*]

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Table B-2.5   Public Affairs Support in accordance with SOW 9.9

[*]

2.3  Cost Basis (Non Fee Bearing)

The dynamic nature of the ELV integrated support items makes it impossible to accurately predict contractor acquired property (CAP), and travel/per-diem. The Government will account for these requirements as separate CLINs and has baselined these costs as indicated in the CLINs below. Materials, supplies and travel, shall be paid at cost, non-fee bearing, in accordance with the clause in
Section I, FAR 52.216-11, Cost Contract - No Fee (APR 1984). The contractor shall retain original vendor receipts and furnish them to the contracting officer upon request to substantiate billings. These items will be excluded from input to the cost base upon which the award fee pool is calculated.

--------------------------------------------------------------------------------
                                                                     Total
CONTRACT LINE                                                      Estimated
 ITEM (CLIN)               DESCRIPTION             QTY   UNIT        Amount
--------------------------------------------------------------------------------
2009/2010       Cost Basis (Non-fee  bearing)
                The Contractor shall provide the Contractor Acquired Property that must be authorized, and is subject to a determination by the contracting officer that it is allocable to the contract and reasonable necessary, for effort related to fixed price core requirements and travel as required to support performance of fixed price CLINs 1002 - 1008 in accordance with the SOW.
--------------------------------------------------------------------------------
2009            Contractor Acquired Property (CAP) The
                Contractor shall provide CAP, defined in NFS
                1845.502-70, in accordance with the
                requirements of the SOW.                           See Note 1
--------------------------------------------------------------------------------
2009A           CAP (FY 06)                        12     MO    $1,539,974 (NTE)
--------------------------------------------------------------------------------
2009B           CAP (FY 07)                        12     MO    $1,585,484 (NTE)
--------------------------------------------------------------------------------
2009C           CAP (FY 08)                        12     MO    $1,633,749 (NTE)
--------------------------------------------------------------------------------
2010            Travel and Per Diem The Contractor shall
                perform travel as required in accordance with
                the requirements set forth in the SOW              See Note 2
--------------------------------------------------------------------------------
2010A           Travel (FY 06)                     12     MO    $  162,736 (NTE)
--------------------------------------------------------------------------------
2010B           Travel (FY 07)                     12     MO    $  167,545 (NTE)
--------------------------------------------------------------------------------
2010C           Travel (FY 08)                     12     MO    $  172,645 (NTE)
--------------------------------------------------------------------------------

NOTE 1:   Cost Basis (Non-Fee-Bearing) Contractor Acquired Property (CAP).  .

The Not-To-Exceed (NTE) amount is the ceiling for the cost-reimbursable line items. Contractor Acquired Property will be reimbursed for incurred costs on a non-fee bearing basis. All contractor-acquired property must be authorized by the contract and is subject to a determination by the contracting officer that it is allocable to the contract and reasonably necessary.

During contract performance, the contractor is required to procure items for which the nature and quantity would not be expected to be included in fixed price requirements (SOW 3.0 - 8.0). Only specific categories of items will be allowable to be acquired under this CLIN. These types of items include

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NASA customer transient office supplies, all expendable, consumable supplies and materials, (e.g., magnetic tapes, strip charts, clean room garments, components and piece parts); all mobile and lift equipment, shop and calibration equipment, communications equipment, and maintenance equipment.

NOTE 2: Travel and Per Diem

Pursuant to Title 11, Section 21 of the Federal Civilian Employee and Contractor Travel Expense Act of 1985 (PL 99-234), reimbursement for travel associated with fixed price effort shall be in accordance with the provisions of FAR 31.205-46.

2.4  Vehicle Engineering and Analysis (CPAF)

---------------------------------------------------------------------------------------
 CONTRACT
LINE ITEM                                         Total Estimated
 (CLIN)                DESCRIPTION                     Cost              Award Fee
---------------------------------------------------------------------------------------
2011        Vehicle Engineering and Analysis in     $19,472,927     (See Provision B-3)
            accordance with SOW 10.0

            (Cost-Plus-Award-Fee)
---------------------------------------------------------------------------------------

2.5 Facility Upgrade/Modification/Repair, Design and Construction. (Fixed-price, Indefinite-delivery, Indefinite quantity)

---------------------------------------------------------------------------------------------
 CONTRACT
LINE ITEM                                                                         Total
 (CLIN)                       DESCRIPTION                     QTY     UNIT   Estimated Amount
---------------------------------------------------------------------------------------------
2012        Facility Upgrade/Modification/Repair, Design    As        JOB         $ TBD*
            and  Construction in accordance with SOW 11.0   Ordered

---------------------------------------------------------------------------------------------

The Government reserves the right to order Facility Upgrade/Modification/Repair, Design and Construction projects under this CLIN. The Contracting Officer may order the services any time by written notice to the Contractor from10/01/2005 through 9/30/2008. The Contractor shall provide the necessary effort in accordance with SOW 11.0

---------------------------------------------------------------------------------------------

*    To be determined.

Task/delivery orders for facilities modifications, design, and/or construction may be issued to the Contractor at the sole discretion of the contracting officer. It is agreed that work requests for Facility Upgrade/Modification/Repair, Design and Construction items may be issued as fixed price task orders during the term of the contract, and that the Government has no obligation to issue any such work request. In the event any such task/delivery orders are issued, they will in accordance with task ordering procedures in Section H.

Summary Option Period 1 (FY 2006 thru FY 2008)

---------------------------------------------------------------
FIXED-PRICE AWARD FEE   (CLINS 2002-2007)     $25,465,068
---------------------------------------------------------------
MISSION DIRECT IDIQ     (CLINS 2008)          $   TBD
---------------------------------------------------------------
COSTS BASIS             (CLINS 2009 & 2010)   $ 5,262,133 (NTE)
---------------------------------------------------------------
ESTIMATED COST (CPAF)   (CLINS 2011)          $19,472,927
---------------------------------------------------------------

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--------------------------------------------------------------------
                                 (CLINs  2002-2007 and
MAXIMUM AVAILABLE AWARD FEE*     CP CLIN 2011)           $ 2,696,280
--------------------------------------------------------------------
FACILITY
UPGRADE/MODIFICATION/REPAIR,
DESIGN AND CONSTRUCTION (IDIQ)        (CLINS 2012)       $   TBD
--------------------------------------------------------------------

--------------------------------------------------------------------
TOTAL ESTIMATED CONTRACT VALUE                           $52,896,408
--------------------------------------------------------------------

================================================================================

OPTION 2 - Expendable Launch Vehicle Integrated Support. The Government reserves the right to exercise an option for a 3-year performance period. The Contracting Officer will exercise options in accordance with the procedures at FAR Subpart 17.2

            (Performance Period: October 1, 2008- September 30, 2011)

================================================================================

3.1  Contract Core Requirements (Fixed Price Award Fee)

The Contractor shall provide the necessary services to accomplish the following technical services in accordance with the SOW. Pricing for Section 1.0 of the SOW is deemed to be included in the CLIN prices below.

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
---------------------------------------------------------------------------------------
 CONTRACT
LINE ITEM                                                          UNIT       Total
 (CLIN)                   DESCRIPTION                QTY   UNIT    PRICE     Amount($)
---------------------------------------------------------------------------------------
3002        Program Management in accordance with SOW 3.0                    $1,757,100
---------------------------------------------------------------------------------------
3002A       ELV Program Management Support(FY 09)    12     MO    $ 47,863   $  574,356
---------------------------------------------------------------------------------------
3002B       ELV Program Management Support(FY 10)    12     MO    $ 48,801   $  585,612
---------------------------------------------------------------------------------------
3002C       ELV Program Management Support(FY 11)    12     MO    $ 49,761   $  597,132
---------------------------------------------------------------------------------------
3003        Safety and Mission Assurance in accordance with SOW 4.0          $5,070,024
---------------------------------------------------------------------------------------
3003A       Safety and Mission Assurance (FY 09)     12     MO    $136,054   $1,632,648
---------------------------------------------------------------------------------------
3003B       Safety and Mission Assurance (FY 10)     12     MO    $140,610   $1,687,320
---------------------------------------------------------------------------------------
3003C       Safety and Mission Assurance (FY 11)     12     MO    $145,838   $1,750,056
---------------------------------------------------------------------------------------
3004        Launch Site Support Engineering (LSSE) in accord with SOW 5.0    $3,680,592
---------------------------------------------------------------------------------------
3004A       LSSE (FY 09)                             12     MO    $100,258   $1,203,096
---------------------------------------------------------------------------------------
3004B       LSSE (FY 10)                             12     MO    $102,224   $1,226,688
---------------------------------------------------------------------------------------
3004C       LSSE (FY 11)                             12     MO    $104,234   $1,250,808
---------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------
CONTRACT
LINE ITEM                                                          UNIT      Total
 (CLIN)                        DESCRIPTION           QTY   UNIT    PRICE    Amount ($)
--------------------------------------------------------------------------------------
3005        Technical Integration Services in accordance with SOW 6.0       $3,107,160
--------------------------------------------------------------------------------------
3005A       Technical Integration Services (FY 09)   12     MO    $84,638   $1,015,656
--------------------------------------------------------------------------------------
3005B       Technical Integration Services (FY 10)   12     MO    $86,298   $1,035,576
--------------------------------------------------------------------------------------
3005C       Technical Integration Services (FY 11)   12     MO    $87,994   $1,055,928
--------------------------------------------------------------------------------------

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
---------------------------------------------------------------------------------------
3006        Communications and Telemetry in accordance with SOW 7.0          $9,537,216
---------------------------------------------------------------------------------------
3006A       Communications and Telemetry (FY09)      12     MO    $259,791   $3,117,492
---------------------------------------------------------------------------------------
3006B       Communications and Telemetry (FY10)      12     MO    $264,884   $3,178,608
---------------------------------------------------------------------------------------
3006C       Communications and Telemetry (FY11)      12     MO    $270,093   $3,241,116
---------------------------------------------------------------------------------------
3007        Vandenberg AFB Unique in accordance with SOW 8.0                 $4,576,308
---------------------------------------------------------------------------------------
3007A       Vandenberg AFB Unique (FY 09)            12     MO    $123,320   $1,479,840
---------------------------------------------------------------------------------------
3007B       Vandenberg AFB Unique (FY 10)            12     MO    $127,233   $1,526,796
---------------------------------------------------------------------------------------
3007C       Vandenberg AFB Unique (FY 11)            12     MO    $130,806   $1,569,672
---------------------------------------------------------------------------------------

Maximum Available Award Fee shall be included in provision B-3 "AWARD FEE".

3.2  Mission Direct Support (IDIQ)

The Government reserves the right to order fixed price, Indefinite Delivery/Indefinite Quantity (IDIQ) mission direct support services, independent of core requirements, under these CLINs from the items listed below. The Contracting Officer may order the services any time by written notice to the Contractor in accordance with the ordering procedures set forth in Section H of this contract. Task orders will be performance-based and will be restricted to the acquisition of "outcomes" where the period of performance and discrete task objectives will be limited to work and products that can be defined and priced.

The services furnished under this IDIQ article supplement and are in addition to the services furnished under the contract's core requirements. Notwithstanding the issuance or pendency of a task/delivery order, the Contractor will not be entitled to additional payment, beyond the contract price for core requirements, for any work already required (as to substance, quantity and schedule) under the contract's/SOW core requirements provisions.

Hourly Rates for Mission-Direct Support Services

---------------------------------------------------------------------------------------------
                                                                                   Ordering
SOW    Rate Type                                   Description                       Unit
---------------------------------------------------------------------------------------------
9.1   Individual   A combined average rate for one hour of service performed by   Worker Hour
      Composite    a single skilled worker from Safety & Mission Assurance,
                   Launch Site Support Engineering, or Technical Integration
                   Services outside of core hours at KSC or VAFB.
---------------------------------------------------------------------------------------------
9.2   Individual   A combined average rate for one hour of service performed by   Worker Hour
      Composite    a single skilled worker from VAFB Operations,
                   Troubleshooting or Repair outside of core hours.
---------------------------------------------------------------------------------------------
9.3   Full Crew    A combined crew rate for one hour of service performed by a    Crew Hour
      Composite    full crew supporting Communications and Telemetry outside of core hours. This
---------------------------------------------------------------------------------------------

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
---------------------------------------------------------------------------------------------
                   rate will vary depending upon location of service at KSC or at VAFB.
---------------------------------------------------------------------------------------------
9.4    Reduced     A combined crew rate for one hour of service performed by a    Crew Hour
        Crew       reduced crew supporting Communications and Telemetry outside
      Composite    of core hours. There are separate rates depending upon
                   location of service at KSC or VAFB
---------------------------------------------------------------------------------------------
9.5   Individual   A combined average rate for one hour of a single skilled       Worker Hour
      Composite    worker performing On-Call Troubleshooting or Repair outside of core hours.
---------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------
CONTRACT
LINE ITEM                                                                                  Total
 (CLIN)                         DESCRIPTION                            QTY     UNIT      Amount ($)
-----------------------------------------------------------------------------------------------------
3008        Mission Direct Support Services
            The contractor shall accept task orders issued only by the contracting officer.The
            Contractor shall provide the services as ordered to accomplish the following.
-----------------------------------------------------------------------------------------------------
3008A       Additional Support for Safety and Mission Assurance,
            Launch Site Support Engineering, and Technical             As       Hr    See Table B-3.1
            Integration Services, in accordance with SOW 9.1         Ordered
-----------------------------------------------------------------------------------------------------
3008B       Additional Support for VAFB Operations,
            Troubleshooting and Repair in accordance with SOW
            9.2Hourly Support for Communications and Telemetry
            Outside of Core Work Shift in accordance with SOW
            9.3
-----------------------------------------------------------------------------------------------------
3008BA      Scheduled support for VAFB Operations, Troubleshooting     As       Hr    See Table B-3.1
            and Repair in accordance with SOW 9.2                    Ordered
-----------------------------------------------------------------------------------------------------
            Call-out support for VAFB Operations, Troubleshooting      As       Hr    See Table B-3.1
3008BB      and Repair in accordance with SOW 9.2                    Ordered
-----------------------------------------------------------------------------------------------------
3008C       Hourly Support for Communications and
            Telemetry Outside of Core Work Shift in
            accordance with SOW 9.3
-----------------------------------------------------------------------------------------------------
3008CA      KSC Hourly Support for Communications and Telemetry         As      Hr    See Table B-3.1
            Outside of Core Work Shift                               Ordered
-----------------------------------------------------------------------------------------------------
3008CB      VAFB Hourly Support for Communications and Telemetry       As
            Outside of Core Work Shift                               Ordered    Hr    See Table B-3.1
-----------------------------------------------------------------------------------------------------
3008D       Reduced Support for Communications and
            Telemetry Outside of Core Work Shift in
            accordance with SOW 9.4.
-----------------------------------------------------------------------------------------------------
 3008DA     KSC Reduced Support for  Communications and Telemetry      As
            Outside of Core Work Shift                               Ordered    Hr    See Table B-3.1
-----------------------------------------------------------------------------------------------------

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
----------------------------------------------------------------------------------------------
3008DB   VAFB Reduced Support for Communications         As Ordered
         and Telemetry Outside of Core Work Shift                      Hr      See Table B-3.1
----------------------------------------------------------------------------------------------
3008E    On-Call Troubleshooting and Repair Support in accordance with
         SOW 9.5
----------------------------------------------------------------------------------------------
3008EA   On-Call Troubleshooting and Repair Support in   As Ordered    Hr      See Table B-3.1
         accordance with SOW 9.5 -Communication
         Technician at KSC.
----------------------------------------------------------------------------------------------
3008EB   On-Call Troubleshooting and Repair Support in   As Ordered    Hr      See Table B-3.1
         accordance with SOW 9.5 -Communication
         Technician at VAFB.
----------------------------------------------------------------------------------------------
3008EC   On-Call Troubleshooting and Repair Support in   As Ordered    Hr      See Table B-3.1
         accordance with SOW 9.5 -Manager at VAFB.
----------------------------------------------------------------------------------------------
3008F    Guard Services at VAFB in accordance with       As Ordered   24 hrs   See Table B-3.2
         SOW 9.6
----------------------------------------------------------------------------------------------
3008G    Access Control Monitors (ACM) at VAFB in       As Ordered   24 hrs   See Table B-3.3
         accordance with SOW 9.7
----------------------------------------------------------------------------------------------

Upon identification of a task(s) by the Contracting Officer, a request to the contractor for estimated number of hours/units required to complete the identified task(s), and subsequent negotiation of agreed to hours/units, the Government may issue task orders utilizing the contractor's fully burdened, fixed-price rates shown in Table B-3.1 to B-3.3. The price in each year includes all direct costs (including shift differentials as applicable), applicable indirect costs and anticipated profit.

Table B-3.1      HOURLY LABOR RATES

[*]

Table B-3.2 24   HOUR SHIFT/ACCESS POINT RATES

[*]

Table B-3.3 24   HOUR RATES

[*]

Public Affairs Support (IDIQ)

-----------------------------------------------------------------------------------------------
CONTRACT
LINE ITEM                                                                           Total
 (CLIN)                     DESCRIPTION                     QTY       UNIT         Amount ($)
-----------------------------------------------------------------------------------------------

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
-----------------------------------------------------------------------------------------------
 3008H      Satellite Uplink Services for NASA Public     As          24 Hrs    See Table B-3.4
            Affairs Support in accordance with SOW        Ordered
            9.8
-----------------------------------------------------------------------------------------------
 3008I      Public Affairs Support in accordance with     As        50 guests   See Table B-3.5
            SOW 9.9                                       Ordered
-----------------------------------------------------------------------------------------------
 3008J      Public Affairs Support accordance with        As        25 guests   See Table B-3.5
            SOW 9.9                                       Ordered
-----------------------------------------------------------------------------------------------

The Contracting Officer may issue task orders utilizing the contractor's fixed-prices as shown in Table B-3.4 and 3.5. The price in each year includes all direct costs (including shift differentials as applicable), applicable indirect costs and anticipated profit.

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Table B-3.4 Satellite Uplink Services for NASA Public Affairs Support (SOW 9.8)

[*]

Table B-3.5 Public Affairs Support in accordance with SOW 9.9

[*]

3.3  Cost Basis (Non Fee Bearing)

The dynamic nature of the ELV integrated support items makes it impossible to accurately predict contractor acquired property (CAP), and travel/per-diem. The Government will account for these requirements as separate CLINs and has baselined these costs as indicated in the CLINs below. Materials, supplies and travel, shall be paid at cost, non-fee bearing, in accordance with the clause in
Section I, FAR 52.216-11, Cost Contract - No Fee (APR 1984). The contractor shall retain original vendor receipts and furnish them to the contracting officer upon request to substantiate billings. These items will be excluded from input to the cost base upon which the award fee pool is calculated.

---------------------------------------------------------------------------------------------
CONTRACT
LINE ITEM                                                                        Total
 (CLIN)                      DESCRIPTION                   QTY     UNIT     Estimated Amount
---------------------------------------------------------------------------------------------
3009/3010    Cost Basis
             (Non-fee bearing)
             The Contractor shall provide the Contractor Acquired Property that must be authorized, and is subject to a determination by the contracting officer that it is allocable to the contract and reasonable necessary, for effort related to fixed price core requirements and travel as required to support performance of fixed price CLINs 1002 - 1008 in accordance with the SOW.
---------------------------------------------------------------------------------------------
3009          Contractor Acquired Property (CAP) The Contractor shall          See Note 1
              provide CAP, defined in NFS 1845.502-70, in accordance with the requirements of the SOW. --
---------------------------------------------------------------------------------------------
3009A        CAP (FY 09)                                    12      MO      $ 1,688,825 (NTE)
---------------------------------------------------------------------------------------------
3009B        CAP (FY 10)                                    12      MO      $ 1,738,816 (NTE)
---------------------------------------------------------------------------------------------
3009C        CAP (FY 11)                                    12      MO      $ 1,790,392 (NTE)
---------------------------------------------------------------------------------------------
3010         Travel and Per Diem The  Contractor shall perform travel as       See Note 2
             required in accordance with the requirements set forth in the
             SOW
---------------------------------------------------------------------------------------------
3010A        Travel (FY 09)                                 12      MO      $ 172,736 (NTE)
---------------------------------------------------------------------------------------------
3010B        Travel (FY 10)                                 12      MO      $ 177,849 (NTE)
---------------------------------------------------------------------------------------------
3010C        Travel (FY 11)                                 12      MO      $ 183,124 (NTE)
---------------------------------------------------------------------------------------------

NOTE 1: Cost Basis (Non-Fee-Bearing) Contractor Acquired Property (CAP).

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The Not-To-Exceed (NTE) amount is the ceiling for the cost-reimbursable line items. Contractor Acquired Property will be reimbursed for incurred costs on a non-fee bearing basis. All contractor-acquired property must be authorized by the contract and is subject to a determination by the contracting officer that it is allocable to the contract and reasonably necessary.

During contract performance the contractor is required to procure items for which the nature and quantity would not be expected to include in fixed price requirements (SOW 3.0 - 8.0). Only specific categories of items will be allowable to be acquired under this CLIN. These types of items include NASA customer transient office supplies, all expendable, consumable supplies and materials, (e.g., magnetic tapes, strip charts, clean room garments, components and piece parts, etc.); all mobile and lift equipment, shop and calibration equipment, communications equipment, and maintenance equipment.

NOTE2: Travel and Per Diem

Pursuant to Title 11, Section 21 of the Federal Civilian Employee and Contractor Travel Expense Act of 1985 (PL 99-234), reimbursement for travel associated with fixed price effort shall be in accordance with the provisions of FAR 31.205-46.

3.4  Vehicle Engineering and Analysis (CPAF)

--------------------------------------------------------------------------------------
 CONTRACT
LINE ITEM                                         Total Estimated
  (CLIN)                DESCRIPTION                     Cost          Award Fee
-------------------------------------------------------------------------------------
3011        Vehicle Engineering and Analysis in     $19,598,278     (See Provision B-3)
            accordance with SOW 10.0
            (Cost-Plus-Award-Fee)
--------------------------------------------------------------------------------------

3.5 Facility Upgrade/Modification/Repair, Design and Construction. (Fixed-price, Indefinite-delivery, Indefinite quantity)

--------------------------------------------------------------------------------
 CONTRACT                                                              Total
LINE ITEM                                                             Estimated
  (CLIN)                DESCRIPTION                   QTY     UNIT     Amount
--------------------------------------------------------------------------------
3012        Facility Upgrade/Modification/Repair,   As        JOB       $TBD*
            Design and Construction in accordance   Ordered
            with SOW 11.0
--------------------------------------------------------------------------------
The Government reserves the right to order Facility Upgrade/Modification/Repair, Design and Construction projects under this CLIN. The Contracting Officer may order the items/services any time by written notice to the Contractor from 10/01/2005 through 9/30/2008. The Contractor shall provide the items/services necessary in accordance with SOW 11.0.
--------------------------------------------------------------------------------

Task/delivery orders for facilities modifications, design, and/or construction may be issued to the Contractor at the sole discretion of the contracting officer. It is agreed that work requests for Facility Upgrade/Modification/Repair, Design and Construction items may be issued as fixed price task orders during the term of the contract, and that the Government has no obligation to issue any such work request. In the event any such task/delivery orders are issued, they will in accordance with task ordering procedures in Section H.

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Summary Option Period 2 (FY 2009 thru FY 2011)

------------------------------------------------------------------------
FIXED-PRICE AWARD FEE            (CLINS 3002-3007)      $27,728,400
------------------------------------------------------------------------
MISSION DIRECT IDIQ              (CLINS 3008)           $    TBD
------------------------------------------------------------------------
COSTS BASIS                      (CLINS 3009 &3010)     $5,751,742_(NTE)
------------------------------------------------------------------------
ESTIMATED COST (CPAF)            (CLINS 3011)           $19,598,278
------------------------------------------------------------------------
MAXIMUM AVAILABLE AWARD FEE*     (CLINs 3002-3007 and
                                 CP CLIN 3011)          $ 2,839,600
------------------------------------------------------------------------
FACILITY                         (CLINS 3012)
UPGRADE/MODIFICATION/REPAIR,
DESIGN AND CONSTRUCTION (IDIQ)                          $    TBD
------------------------------------------------------------------------

------------------------------------------------------------------------
TOTAL ESTIMATED CONTRACT VALUE                          $55,918,020
------------------------------------------------------------------------

B-2  FIRM FIXED PRICE (NFS 1852.216-78) (DEC 1988)(CLIN 0001)

The total firm fixed price for CLIN 0001 of this contract is $    .00
                                                               ---
                                 (End of Clause)

B-3  AWARD FEE

(a) In addition to the profit/fee set forth elsewhere in the contract, the Contractor may earn a total award fee amount on the basis of performance during the evaluation periods.

(b) The amount of award fee earned by the contractor under fixed price CLINs 1002-1007, 2002-2007, 3002-3007 and cost-plus CLINs 1011, 2011 and 3011 shall be determined in accordance with the Performance Evaluation Plan, Section J, Attachment J-6.

(c) The maximum available award fee, excluding base fee, if any, is reflected in Table B-3 below. A portion of the total available award fee (both the fixed price and cost-plus) in the schedule is allocated to each of the evaluation periods. This allocation is in equal distributions of fee among the periods.

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Table B-3 Available and Earned Fee
--------------------------------------------------------------------------------
                                  Maximum                                   Mod
Period     Evaluation Period   Available Fee   Earned Fee   Score Rating    No.
--------------------------------------------------------------------------------
   1     07/01/02 - 09/30/02      $217,161        $TBD
--------------------------------------------------------------------------------
   2     10/01/02 - 03/31/03      $415,219        $TBD
--------------------------------------------------------------------------------
   3     04/01/03 - 09/30/03      $415,219        $TBD
--------------------------------------------------------------------------------
   4     10/01/03 - 03/31/04      $417,124        $TBD
--------------------------------------------------------------------------------
   5     04/01/04 - 09/30/04      $417,124        $TBD
--------------------------------------------------------------------------------
   6     10/01/04 - 03/31/05      $427,479        $TBD
--------------------------------------------------------------------------------
   7     04/01/05 - 09/30/05      $427,479        $TBD
--------------------------------------------------------------------------------
         OPTION 1
--------------------------------------------------------------------------------
   8     10/01/05 - 03/31/06      $439,126        $TBD
--------------------------------------------------------------------------------
   9     04/01/06 - 09/30/06      $439,126        $TBD
--------------------------------------------------------------------------------
  10     10/01/06 - 03/31/07      $451,744        $TBD
--------------------------------------------------------------------------------
  11     04/01/07 - 09/30/07      $451,744        $TBD
--------------------------------------------------------------------------------
  12     10/01/07 - 03/31/08      $457,270        $TBD
--------------------------------------------------------------------------------
  13     04/01/08 - 09/30/08      $457,270        $TBD
--------------------------------------------------------------------------------
         OPTION 2
--------------------------------------------------------------------------------
  14     10/01/08 - 03/31/09      $462,309        $TBD
--------------------------------------------------------------------------------
  15     04/01/09 - 09/30/09      $462,309        $TBD
--------------------------------------------------------------------------------
  16     10/01/09 - 03/31/10      $473,158        $TBD
--------------------------------------------------------------------------------
  17     04/01/10 - 09/30/10      $473,158        $TBD
--------------------------------------------------------------------------------
  18     10/01/10 - 03/31/11      $484,333        $TBD
--------------------------------------------------------------------------------
  19     04/01/11 - 09/30/11      $484,333        $TBD
--------------------------------------------------------------------------------

                                 (End of Clause)

B-4  SPECIAL COST PROVISIONS (Applicable to CLIN's 1011, 2011, 3011)

Without otherwise affecting the applicability of the cost principles set forth in FAR Part 31 and pursuant to the terms of the contract clause entitled "Allowable Cost and Payment," the contractor shall be reimbursed for such actual and allowable expenditures incurred in the performance of work required by this contract as may be approved by the contracting officer subject to the following limitations and provisions:

A.   Provisional Billing Rates and Reimbursement Ceiling Rates

1. Provisional billing rates for overhead and G&A costs will be specified in writing under separate cover, and may be revised either retroactively or prospectively by the contracting officer. In accordance with FAR Clause 52.216-15, the contractor shall submit within 90 days after its fiscal year end, and on an annual basis, a copy of its final indirect cost rates proposal to the contracting officer concurrent with the submission to the Corporate Administrative Contracting Officer (CACO) responsible for settlement of the indirect rates.

2. Notwithstanding the terms of the contract clause entitled "Allowable Cost and Payment," the contractor shall not be reimbursed for G&A costs in excess of the established ceilings.

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3. Costs attributable to a rate increase in excess of the established G&A ceiling rates shall be unallowable unless caused by compliance with new mandatory state or Federal requirements. If the contractor incurs costs in excess of the ceiling rates and wishes to obtain reimbursement, it shall submit a proposal to the contracting officer setting forth fully and completely the facts and circumstances believed to be responsible for the incurrence of costs above the ceiling(s). The contracting officer may make an equitable adjustment to the contract ceiling(s) if and to the extent the contractor's proposal demonstrates that costs incurred in excess of the ceiling(s) were attributable to the circumstances described above and were not reasonably susceptible to being offset by reasonable and prudent reductions in indirect costs in other areas within the contractor's control.

4. The contractor shall not make changes to its methods of allocating G&A costs subject to ceilings in order to charge these costs to indirect expense pools not subject to ceilings without the approval of the contracting officer. The contractor shall be responsible for applying this same methodology to its subcontractors whose contracts are cost reimbursable.

B.   Fringe Benefits

The contractor shall inform the contracting officer of all proposed changes in fringe benefits which may result in an increased cost to the contract as soon as practicable but, in any event, prior to such changes being implemented. Fringe benefits include, but are not limited to, such items as health insurance, life insurance, pension plans, retiree health care, savings plans, bonus plans, education assistance, and leave policies. Failure to comply with the terms of this clause may result in the disallowance of costs.

C.   Transfer of Accrued Benefits

The successful offeror will accept transfer of accrued sick leave hours of personnel hired from the incumbent contractor without a break in service from the predecessor contract in excess of 60 days. However, the costs of these carry-over hours will not be paid under the successor contract unless used. Additionally, the successor contractor will recognize the vacation accrual rates, earned through seniority, of personnel hired from the incumbent contractor without a break in service from the predecessor contract in excess of 60 days.

                               (End of provision)

B-5  MINIMUM/MAXIMUM IDIQ CONTRACT VALUE

For the IDIQ portion of this contract, the guaranteed minimum quantity of work is covered by the fixed price core work.

There will be no further obligation on the part of the Government to issue any orders. The total maximum quantity ordered under this contract shall not exceed $4 Million per year. All orders placed under this contract will be applied to the guaranteed minimum and maximum.

                                  (End of text)

                                [END OF SECTION]

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                                    SECTION C
                    DESCRIPTION/SPECIFICATION/WORK STATEMENT

--------------------------------------------------------------------------------

C-1  SCOPE OF WORK (KSC 52.210-90) (FEB 1990)(Modified)

The Contractor shall, in accordance with the terms and conditions set forth herein, manage and provide the non-personal services, products and data for NASA as described in Statement of Work for Expendable Launch Vehicles Integrated Support, attached hereto and made part of Section J, Attachment J-1.

The Contractor's obligation under the cost reimbursement contract line item includes resolution of unusual or emergency situations or increased work volume, which may occur from time to time. Such requirements shall be considered to be within the scope of the contract, entirely within the Contractor's original contractual obligation, and will not constitute nor be construed as a change within the meaning of the "Changes" clause of this contract. However, if assigned work is considered by the Contractor to be outside the scope of his contractual obligation, the Contractor (before performing any effort pursuant to such Government direction) shall refer such question to the Contracting Officer for resolution.

C-2  DATA REQUIREMENTS LIST

The Contractor shall furnish all data identified and described in Attachment J-2, Appendix 1 (Data Requirements List - KSC Form 16-245, hereinafter called
DRL) and in supplemental DRLs to be subsequently furnished to the Contractor for additional data, which the Government is authorized to request in accordance with the terms of this contract. Such data shall be prepared in accordance with the Data Requirement Description - KSC Form 16-246 (hereinafter called DRD) attached to the DRL and referenced in the DRL for each line item of data specified in the DRL.

The Government reserves the right to reasonably defer the dates of delivery of any or all line items of data specified in the DRL. Such right may be exercised at no increase in the contract amount. The Government also reserves the right to terminate the requirement for any or all line items of data specified in the DRL. In the event the Government exercises this right, the contract amount shall be subject to equitable adjustment in accordance with the Changes clause."

To the extent that data required to be furnished by other provisions of this contract are also identified and described in the DRL, or supplemental DRLs, and in the DRDs referenced in such DRL(s), compliance with the DRL shall be accepted as compliance with such other provisions. In the event of conflict between the identity and description of data called for by specific provisions of this contract and the DRL or DRDs, the DRL and DRDs shall control the data to be furnished.

Nothing contained in this Data Requirements List provision shall relieve the Contractor from furnishing data called for by, or under the authority of, other provisions of this contract, which are not identified and described in the DRL attached to this contract. Whenever such data are identified, either by the Contractor or the Government, they will be listed on a DRL and described on DRDs.

Except as otherwise provided in this contract, the cost of data to be furnished in response to the DRL attached to this contract is included in the total contract value.

                                [END OF SECTION]

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                                    SECTION D
                              PACKAGING AND MARKING

--------------------------------------------------------------------------------

D-1  PACKAGING, HANDLING, AND TRANSPORTATION (NFS 1852.211-70) (JUNE 2000)

(a) The Contractor shall comply with NPG 6000.1E, "Requirements for Packaging, Handling, and Transportation for Aeronautical and Space Systems, Equipment, and Associated Components", dated April 26, 1999, as may be supplemented by the statement of work of specifications of this contract, for all items designated as Class I, II, or III.

(b) The Contractor's packaging, handling, and transportation procedures may be used, in whole or in part, subject to the written approval of the Contracting Officer, provided (1) the Contractor's procedures are not in conflict with any requirements of this contract, and (2) the requirements of this contract shall take precedence in the event of any conflict with the Contractor's procedures.

(c) The Contractor must place the requirements of this clause in all subcontracts for items that will become components of deliverable class I, II or III items.

                                 (End of Clause)

D-2  MATERIAL INSPECTION AND RECEIVING REPORT (NFS 1852.246-72) (JUN 1995)

(a) At the time of each delivery to the Government under this contract, the Contractor shall furnish a Material Inspection and Receiving Report (DD Form 250 series) prepared in [Insert number of copies, including original] copies, an original and copies [Insert number of copies].

(b) The Contractor shall prepare the DD Form 250 in accordance with NASA FAR Supplement 1846.672-1. The Contractor shall enclose the copies of the DD Form 250 in the package or seal them in a waterproof envelope, which shall be securely attached to the exterior of the package in the most protected location.

(c) When more than one package is involved in a shipment, the Contractor shall list on the DD Form 250, as additional information, the quantity of packages and the package numbers. The Contractor shall forward the DD Form 250 with the lowest numbered package of the shipment and print the words "CONTAINS DD FORM 250" on the package.

                                 (End of clause)

D-3  MARKING INSTRUCTIONS (KSC 52.247-92) (NOV 2000)
     Transportation Officer, NASA
        J-BOSC Warehouse, Building M6-744
        Kennedy Space Center, Florida  32899

In addition, special marks or ultimate consignee will be shown as:

     Marked For:  Ultimate Consignee
                  Mail Code
                            -----------------
                  Building #
                             ------------------
                  Contract #
                             -----------------

                                 (End of Clause)

                                [END OF SECTION]

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                                    SECTION E
                            INSPECTION AND ACCEPTANCE

--------------------------------------------------------------------------------

E-1  LISTING OF CLAUSES INCORPORATED BY REFERENCE

NOTICE: The following contract clauses pertinent to this section are hereby incorporated by reference:

FEDERAL ACQUISITION REGULATION (48 CFR CHAPTER 1)
CLAUSE
NUMBER        DATE                     TITLE

52.246-3    APR 1984   INSPECTION OF SUPPLIES -- COST-REIMBURSEMENT
52.246-4    AUG 1996   INSPECTION OF SERVICES -- FIXED-PRICE
52.246-5    APR 1984   INSPECTION OF SERVICES -- COST-REIMBURSEMENT
52.246-10   FEB 1999   INSPECTION OF FACILITIES
52.246-12   AUG 1996   INSPECTION OF CONSTRUCTION
52.246-13   AUG 1996   INSPECTION - DISMANTLING, DEMOLITION, OR
                       REMOVAL OF IMPROVEMENTS
52.246-16   APR 1984   RESPONSIBILITY FOR SUPPLIES

E-2  INSPECTIONS AND ACCEPTANCE

Inspection and acceptance shall be in accordance with FAR Clauses contained herein and shall be performed at Vandenberg Air Force Base, CA and Kennedy Space Center, Cape Canaveral Air Station, FL and such other places of performance or delivery of work required under this contract.

E-3  QUALITY ASSURANCE REQUIREMENTS

The contractor shall establish and maintain a quality control system that satisfies the requirements of ANSI/ ISO/ASQC Q9001-1994 or Q9001-2000, "Quality Systems-Model for Quality Assurance Production Installation and Servicing" and amendments thereto. If the Contractor's quality control system is compliant to the Q9001-1994 revision, it must be transitioned to Q9001-2000 revision by December 2003.

A detailed quality manual, in accordance with the Statement of Work, is incorporated as Section J, Attachment 9 . If applicable, the Contractor will submit an updated manual by December 2003 when the Contractor's quality control system is revised to comply with the Q9001-2000 revision. The revised manual will be incorporated to replace Section J, Attachment 9.

                                 (End of Clause)

                                [END OF SECTION]

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                                    SECTION F
                            DELIVERIES OR PERFORMANCE

--------------------------------------------------------------------------------

F-1  LISTING OF CLAUSES INCORPORATED BY REFERENCE

NOTICE: The following contract clauses pertinent to this section are hereby incorporated by reference:

I.   FEDERAL ACQUISITION REGULATION (48 CFR CHAPTER 1)

CLAUSE
NUMBER      DATE                   TITLE
52.242-15   AUG 1989   STOP-WORK ORDER (ALTERNATE I)
52.252-16   AUG 1989   STOP-WORK ORDER - FACILITIES
52.247-29   JUN 1988   F.O.B. ORIGIN

F-2  PLACE OF PERFORMANCE (KSC 52.212-92) (FEB 1990)

The place of performance shall be at Vandenberg Air Force Base, CA; Kennedy Space Center, Cape Canaveral Air Force Station, FL; Launch Service Provider facilities; and, other launch sites as approved by the Contracting Officer.

                                 (End of Clause)

F-3  PERIOD OF PERFORMANCE AND EFFECTIVE ORDERING PERIOD

The basic period of performance and effective ordering period of this contract shall be for a period of three years, four months from the effective date of the contract. Task Orders may be issued under this contract during the basic performance period and option periods.

                  Government
                  Period of Performance                  Fiscal Year   CLINs
                  ------------------------------------   -----------   -----------
Phase-In          KSC: June1, 02 -July 7, 02             FY02          1001
                  VAFB: June 1-30, 2002

Basic Period      KSC: July 08, 02 - September 30, 05    FY02-05       1002 - 1012
                  VAFB: July 01, 02 - September 30, 05

Option Period 1   October 01, 05 - September 30, 08      FY06-08       2002 - 2012

Option Period 2   October 01, 08 - September 30, 11      FY09-11       3002 - 3012

                                  (End of Text)

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                                [END OF SECTION]
                                    SECTION G
                          CONTRACT ADMINISTRATION DATA

--------------------------------------------------------------------------------

G-1  LISTING OF CLAUSES INCORPORATED BY REFERENCE

NOTICE: The following contract clauses pertinent to this section are hereby incorporated by reference:

CLAUSE
NUMBER         DATE                             TITLE

52.227-11     JUN 1997   PATENT RIGHTS -- RETENTION BY THE CONTRACTOR (SHORT
                         FORM)--as modified by NASA FAR Supplement 1852.227-11

1852.227-70   NOV 1998   NEW TECHNOLOGY

1852.242-73   JUL 1997   NASA CONTRACTOR FINANCIAL MANAGEMENT REPORTING

1852.245-70   JUL 1997   CONTRACTOR REQUESTS FOR GOVERNMENT-OWNED EQUIPMENT

                                (End Of Clause)

G-2  AUTONOMOUS CONTRACTOR OPERATION

The contractor shall appoint a duly authorized representative at the work site with full authority to receive and execute, on behalf of the Contractor, such contract modifications, notices, policy directives, etc., as may be issued pursuant to the terms of this contract.

G-3  INVOICING AND PAYMENT FOR FIXED-PRICE CONTRACT LINE ITEMS (CLINS)

(a) The contractor shall submit a single invoice for CLIN 0001 after completion of 30- day phase-in services. The CLIN number and dates of services performed must be included in the invoice.

(b) The contractor shall submit a single monthly invoice for fixed price services delivered under the Schedule B contract line items. The applicable CLIN numbers and the dates of services performed must be included in the invoice.

(c) The contractor shall submit invoices for each IDIQ Task Order, containing a period of performance less than 30 days, after delivery of the services ordered. The CLIN number, Task Order Number and dates of the services performed must be included in the invoice.

(d) IDIQ Task Orders containing a period of performance greater than 30 days are eligible for performance-based payments, or customary progress payments, depending on the nature of the services provided. In these cases, specific payment terms will be included within the task order. The CLIN number, Task Order Number and dates of the services performed must be included in the invoice.

(e) IDIQ Task Orders for Construction and Facilities Modifications shall be invoiced and paid in accordance with FAR 52.232-5, entitled Payments under Fixed-Price Construction Contracts. The CLIN number, Task Order Number and dates of the services performed must be included in the invoice.

All invoice payments for Construction are subject to acceptance by the government, as described in FAR 52. 232-27, entitled Prompt Payment for Construction Contracts. All other invoice payments are subject to acceptance by the government, as described in FAR 52.232-25, entitled Prompt Payment.

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Invoices for items (a) through (e) shall be submitted to the address below with copies to the Contracting Officer and the Contracting Officer's Technical Representative (COTR).

          John F. Kennedy Space Center, NASA
          General Accounting, A/P, GG-B-C2
          Kennedy Space center, FL 32899

Instructions for Invoicing and Payment for Cost-Reimbursable Contract Line Items and Award Fee are described below in G-4.

G-4 AWARD FEE FOR SERVICE CONTRACTS (NFS 1852.216-76) (JUN 2000)

(a) The contractor can earn award fee from a minimum of zero dollars to the maximum stated in B-3, "Estimated Cost and Award Fee", NASA FAR Supplement clause 1852.216-85, in this contract.

(b) Beginning 4 months after the effective date of this contract, the Government shall evaluate the Contractor's performance every 6 months to determine the amount of award fee earned by the contractor during the period, including option periods if exercised. The Contractor may submit a self-evaluation of performance for each evaluation period under consideration. These self-evaluations will be considered by the Government in its evaluation. The Government's Fee Determination Official (FDO) will determine the award fee amounts based on the Contractor's performance in accordance with Section J, Attachment J-6, "Performance Evaluation Plan". The plan may be revised unilaterally by the Government prior to the beginning of any rating period to redirect emphasis.

(c) The Government will advise the Contractor in writing of the evaluation results. The Government will make payment based on issuance of unilateral modification to the contract by contracting officer.

(d) After 85 percent of the potential award fee has been paid, the Contracting Officer may direct the withholding of further payment of award fee until a reserve is set aside in an amount that the Contracting Officer considers necessary to protect the Government's interest. This reserve shall not exceed 15 percent of the total potential award fee.

(e) The amount of award fee that can be awarded in each evaluation period is limited to the amounts for each contract year set forth at B-3. Award fee that is not earned in an evaluation period cannot be reallocated to future evaluation periods.

(f) (1) Provisional award fee payments will be made under this contract pending the determination of the amount of fee earned for an evaluation period. If applicable, provisional award fee payments will be made to the Contractor on a monthly basis. The total amount of award fee available in an evaluation period that will be provisionally paid is 75 percent of 1/6 of the current periods maximum potential award fee or the prior period's evaluation score.

(2) Provisional award fee payments will be superseded by the final award fee evaluation for that period. If provisional payments exceed the final evaluation score, the Contractor will either credit the next payment voucher for the amount of such overpayment or refund the difference to the Government, as directed by the Contracting Officer.

(3) If the Contracting Officer determines that the Contractor will not achieve a level of performance commensurate with the provisional rate, payment of provisional award fee will be discontinued or

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reduced in such amounts as the Contracting Officer deems appropriate. The
Contracting Officer will notify the Contractor in writing if it is determined that such discontinuance or reduction is appropriate.

(4) Provisional award fee payments will be made prior to the first award fee determination by the Government.

(g) Award fee determinations are unilateral decisions made solely at the discretion of the Government.

                                 (End of clause)

G-5 SUBMISSION OF VOUCHERS FOR PAYMENT (NFS 1852.216-87) (MARCH 1998)

(a) The designated billing office for cost vouchers for purposes of the Prompt Payment clause of this contract is indicated below. Public vouchers for payment of costs shall include a reference to the number of this contract.

(b)(1) If the contractor is authorized to submit interim cost vouchers directly to the NASA paying office, the original voucher should be submitted to:

(i) For approval: Cost Vouchers, forward not more often than once every two weeks:
          John F. Kennedy Space Center, NASA
          Procurement Office/OP-OS-ELV
          Kennedy Space center, FL 32899
(ii)   For payment:
          John F. Kennedy Space Center, NASA
          General Accounting, A/P, GG-B-C2
          Kennedy Space center, FL 32899

(2) For any period that the Defense Contract Audit Agency has authorized the Contractor to submit interim cost vouchers directly to the Government paying office, interim vouchers are not required to be sent to the Auditor, and are considered to be provisionally approved for payment, subject to final audit.

(3) Copies of vouchers should be submitted as directed by the Contracting
Officer.

(c) If the contractor is not authorized to submit interim cost vouchers directly to the paying office as described in paragraph (b), the contractor shall prepare and submit vouchers as follows:

(1) One original and two copies of Standard Form (SF) 1034, SF 1035, or equivalent Contractor's attachment to:

          Cognizant DCAA Audit Office

(2) Two copies of SF 1034, SF 1035A, or equivalent Contractor's attachment to the following offices by insertion in the memorandum block of their names and addresses:

     (i)  NASA Contracting Officer (1 copy)
     (ii) Project Management Office/COTR (1copy)

          (3) The Contracting Officer may designate other recipients as required.

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(d) Award Fee: Pursuant to the clause 1852.216-76, Award Fee for Service
Contracts, the amount of award fee earned, when determined, shall be reflected in a unilateral contract modification issued by the Contracting Officer. The payment office will make payment based on the unilateral modification.

Public vouchers for payment of fee shall be prepared similarly to the procedures in paragraphs (b) or (c) of this clause, whichever is applicable, and be forwarded to:

(i) For approval: Award Fee Vouchers, forward not more often than once a month:
          John F. Kennedy Space Center, NASA
          Procurement Office/OP-OS-ELV
          Kennedy Space center, FL 32899
(ii)   For payment:
          John F. Kennedy Space Center, NASA
          General Accounting, A/P, GG-B-C2
          Kennedy Space center, FL 32899

This is the designated billing office for fee vouchers for purposes of the Prompt Payment clause of this contract.

(e) In the event that amounts are withheld from payment in accordance with provisions of this contract, a separate voucher for the amount withheld will be required before payment for that amount may be made.

                                 (End of Clause)

G-6 DESIGNATION OF NEW TECHNOLOGY REPRESENTATIVE AND PATENT REPRESENTATIVE (NFS 1852.227-72) (JULY 1997)

(a) For purposes of administration of the clause of this contract entitled "New Technology" or "Patent Rights--Retention by the Contractor (Short Form)," whichever is included, the following named representatives are hereby designated by the Contracting Officer to administer such clause:

========================================================================
Title             Office Code   Address (including  zip code)
------------------------------------------------------------------------
New Technology    YA-C1         John F. Kennedy Space Center Attn: David
Representative                  Makufka
                                Technology Transfer Officer
                                NASA/YA-C1
                                Kennedy Space Center, FL 32899
------------------------------------------------------------------------
Patent            CC-A          John F. Kennedy Space Center Attn:
Representative                  Randy Heald
                                Patent Counsel
                                NASA/CC-A
                                Kennedy Space Center, FL 32899
========================================================================

(b) Reports of reportable items, and disclosure of subject inventions, interim reports, final reports, utilization reports, and other reports required by the clause, as well as any correspondence with respect to such matters, should be directed to the New Technology Representative unless transmitted in response to correspondence or request from the Patent Representative. Inquires or requests regarding disposition of rights, election of rights, or related matters should be directed to the Patent Representative. This clause shall be included in any subcontract hereunder requiring a "New Technology" clause or "Patent Rights--Retention by the Contractor (Short Form)" clause, unless otherwise authorized or directed by the Contracting Officer. The respective responsibilities and authorities of the above-named representatives are set forth in 1827.305-370 of the NASA FAR Supplement.

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                                 (End of clause)

G-7 TRAVEL OUTSIDE OF THE UNITED STATES

(a) The Contracting Officer must authorize in advance and in writing travel to locations outside of the United States by Contractor employees that is to be charged as a cost to this contract. This approval may be granted when the travel is necessary to the efforts required under the contract and it is otherwise in the best interest of NASA.

(b) The Contractor shall submit requests to the Contracting Officer at least 30 days in advance of the start of the travel. The Contracting Officer may waive the 30 days advance notice for emergency travel or for other unforeseen travel requirements outside the United States.

(c) The Contractor shall submit a travel report at the conclusion of the travel. The Contracting Officer's approval of the travel will specify the required contents and distribution of the travel report.

                                 (End of Clause)

G-8 INSTALLATION-ACCOUNTABLE GOVERNMENT PROPERTY (NFS 1852.245-71) (JUN 1998)

(a) The Government property described in the clause at 1852.245-77, List of Installation- Accountable Property and Services, shall be made available to the Contractor on a no-charge basis for use in performance of this contract. This property shall be utilized only within the physical confines of the NASA installation that provided the property. Under this clause, the Government retains accountability for, and title to, the property, and the Contractor assumes the following user responsibilities:

Property Custodian and User Responsibilities defined in
NPD 4200.1 and NPG 4200.1

The contractor shall establish and adhere to a system of written procedures for compliance with these user responsibilities. Such procedures must include holding employees liable, when appropriate, for loss, damage, or destruction of Government property.

(b)(1) The official accountable record-keeping, physical inventory, financial control, and reporting of the property subject to this clause shall be retained by the Government and accomplished by the installation Supply and Equipment Management Officer (SEMO) and Financial Management Officer. If this contract provides for the contractor to acquire property, title to which will vest in the Government, the following additional procedures apply:

(i) The contractor's purchase order shall require the vendor to deliver the property to the installation central receiving area;

(ii) The contractor shall furnish a copy of each purchase order, prior to delivery by the vendor, to the installation central receiving area:

(iii) The contractor shall establish a record of the property as required by FAR 45.5 and 1845.5 and furnish to the Industrial Property Officer a DD Form 1149 Requisition and Invoice/Shipping Document (or installation equivalent) to transfer accountability to the Government within 5 working days after receipt of the property by the contractor. The contractor is accountable for all contractor-acquired property until the property is transferred to the Government's accountability.

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(iv) Contractor use of Government property at an off-site location and off-site subcontractor use require advance approval of the contracting officer and notification of the SEMO. The contractor shall assume accountability and financial reporting responsibility for such property. The contractor shall establish records and property control procedures and maintain the property in accordance with the requirements of FAR Part 45.5 until its return to the installation.

(2) After transfer of accountability to the Government, the contractor shall continue to maintain such internal records as are necessary to execute the user responsibilities identified in paragraph (a) and document the acquisition, billing, and disposition of the property. These records and supporting documentation shall be made available, upon request, to the SEMO and any other authorized representatives of the contracting officer.

                                 (End of clause)

G-9 LIST OF INSTALLATION-ACCOUNTABLE PROPERTY AND SERVICES (NFS 1852.245-77) (JUL 1997)

In accordance with the clause at 1852.245-71, Installation-Accountable Government Property, the Contractor is authorized use of the types of property and services listed below, to the extent they are available, in the performance of this contract within the physical borders of the installation which may include buildings and space owned or directly leased by NASA in close proximity to the installation, if so designated by the Contracting Officer.

(a) Office space, work area space, and utilities. Government telephones are available for official purposes only; pay telephones are available for contractor employees for unofficial calls.

(b) General-and special-purpose equipment, including office furniture.

(1) Equipment to be made available is listed in Section J, Attachment J-4, "Installation Provided Property List". The Government retains accountability for this property under the clause at 1852.245-71, Installation-Accountable Government Property, regardless of its authorized location.

(2) If the Contractor acquires property, title to which vests in the Government pursuant to other provisions of this contract, this property also shall become accountable to the Government upon its entry into Government records as required by the clause at 1852.245-71, Installation-Accountable Government Property.

(3) The Contractor shall not bring to the installation for use under this contract any property owned or leased by the Contractor, or other property that the Contractor is accountable for under any other Government contract, without the Contracting Officer's prior written approval.

(c) Supplies from stores stock.

(d) Publications and blank forms stocked by the installation.

(e) Safety and fire protection for Contractor personnel and facilities.

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(f) Installation service facilities: ["None"].

(g) Medical treatment of a first-aid nature for Contractor personnel injuries or illnesses sustained during on-site duty.

(h) Cafeteria privileges for Contractor employees during normal operating hours.

(i) Building maintenance for facilities occupied by Contractor personnel.

(j) Moving and hauling for office moves, movement of large equipment, and delivery of supplies. Moving services shall be provided on-site, as approved by the Contracting Officer.

(k) The user responsibilities of the Contractor are defined in paragraph (a) of the clause at 1852.245-71, Installation-Accountable Government Property.

                                 (End of Clause)

G-10 CERTIFICATION FOR SERVICES AND/OR RECEIPT OF SUPPLIES (KSC 52.212-94) (SEP
1998)

Certification of services performed hereunder and/or receipt of supplies furnished shall be accomplished by the Contracting Officer's Technical Representative, COTR, Mail Code VA-C. The original and a copy of the certificate shall be forwarded by the certifying official without delay to the General Accounting, A/P, KSC, Attention: Code GG-B-C2. An information copy shall be furnished to the Contracting Officer, KSC, attention: Code OP-OSO-ELV.

                                 (End of Clause)

G-11 LIMITATION OF FUNDS (FIXED-PRICE CONTRACT) (NFS 1852.232-77) (MARCH 1989) (Modified)

(a) Of the total price of all fixed-price contract line items (CLIN's) the sum of $1,387,584.00 is presently available for payment and allotted to this contract. It is anticipated that from time to time additional funds will be allocated to the contract in accordance with the following schedule, until the total price of said items is allotted:

                         SCHEDULE FOR ALLOTMENT OF FUNDS

Table G-1 CONTRACT FUNDING FOR FIXED-PRICE

------------------------------------------------------------------
 MOD No    FP CONTRACT VALUE   CONTRACT FUNDING*    ADEQUATE THRU
------------------------------------------------------------------
At Award     $ 24,930,725         $1,387,584       AUGUST 31, 2002
------------------------------------------------------------------

------------------------------------------------------------------

------------------------------------------------------------------

------------------------------------------------------------------

------------------------------------------------------------------

(b) The Contractor agrees to perform or have performed work on the items specified in paragraph (a) of this clause up to the point at which, if this contract is terminated pursuant to the Termination for Convenience of the Government clause of this contract, the total amount payable by the Government (including amounts payable for subcontracts and settlement costs) pursuant to paragraphs (f) and (g) of that clause would, in the exercise of reasonable judgment by the Contractor, approximate the total amount at the time allotted to the contract. The Contractor is not obligated to continue performance of the work

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beyond that point. The Government is not obligated in any event to pay or reimburse the Contractor more than the amount from time to time allotted to the contract, anything to the contrary in the Termination for Convenience of the Government clause notwithstanding.

(c)(1) It is contemplated that funds presently allotted to this contract will cover the work to be performed until (see table G-1).

(2) If funds allotted are considered by the Contractor to be inadequate to cover the work to be performed until that date, or an agreed date substituted for it, the Contractor shall notify the Contracting Officer in writing when within the next 60 days the work will reach a point at which, if the contract is terminated pursuant to the Termination for Convenience of the Government clause of this contract, the total amount payable by the Government (including amounts payable for subcontracts and settlement costs) pursuant to paragraphs
(f) and (g) of that clause will approximate 75 percent of the total amount then allotted to the contract.

(3) (i) The notice shall state the estimate when the point referred to in paragraph (c)(2) of this clause will be reached and the estimated amount of additional funds required to continue performance to the date specified in paragraph (c)(1) of this clause, or an agreed date substituted for it.

(ii)The Contractor shall, 60 days in advance of the date specified in paragraph
(c)(1) of this clause, or an agreed date substituted for it, advise the Contracting Officer in writing as to the estimated amount of additional funds required for the timely performance of the contract for a further period as may be specified in the contract or otherwise agreed to by the parties.

(4) If, after the notification referred to in paragraph (c)(3)(ii) of this clause, additional funds are not allotted by the date specified in paragraph
(c)(1) of this clause, or an agreed date substituted for it, the Contracting Officer shall, upon the Contractor's written request, terminate this contract on that date or on the date set forth in the request, whichever is later, pursuant to the Termination for Convenience of the Government clause.

(d) When additional funds are allotted from time to time for continued performance of the work under this contract, the parties shall agree on the applicable period of contract performance to be covered by these funds. The provisions of paragraphs (b) and (c) of this clause shall apply to these additional allotted funds and the substituted date pertaining to them, and the contract shall be modified accordingly.

(e) If, solely by reason of the Government's failure to allot additional funds in amounts sufficient for the timely performance of this contract, the Contractor incurs additional costs or is delayed in the performance of the work under this contract, and if additional funds are allotted, an equitable adjustment shall be made in the price or prices (including appropriate target, billing, and ceiling prices where applicable) of the items to be delivered, or in the time of delivery, or both.

(f) The Government may at any time before termination, and, with the consent of the Contractor, after notice of termination, allot additional funds for this contract.

(g) The provisions of this clause with respect to termination shall in no way be deemed to limit the rights of the Government under the default clause of this contract. The provisions of this Limitation of Funds clause are limited to the work on and allotment of funds for the items set forth in paragraph (a) of this clause. This clause shall become inoperative upon the allotment of funds for the total price of said work except for rights and obligations then existing under this clause.

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(h) Nothing in this clause shall affect the right of the Government to terminate this contract pursuant to the Termination for Convenience of the Government clause of this contract.

                                 (End of clause)

G-12 CONTRACT FUNDING (NFS 1852.232-81) (JUN 1990) (Modified)

(a) For purposes of payment of cost, exclusive of fee, in accordance with the Limitation of Funds Clause, the total amount allotted by the government for the Cost-Reimbursable portion of this contract is shown in the table below. These allotments are applicable to the ELVIS services provided in all Cost-Reimbursable Services, except CLIN's funded by Task Orders, and are considered adequate to reimburse the contractor's performance through the dates shown in the table.

         Table G-2 CONTRACT FUNDING FOR COST-REIMBURSABLE
------------------------------------------------------------------
  MOD No   CR CONTRACT VALUE   CONTRACT FUNDING*    ADEQUATE THRU
------------------------------------------------------------------
At Award   $ 26,233,466        $ 1,460,092         AUGUST 31, 2002
------------------------------------------------------------------

------------------------------------------------------------------

(b) An additional amount obligated under this contract for payment of fee for fixed price and cost-reimbursement is shown in the table below.

---------------------------------------------------------------
               MAXIMUM
  MOD No   AVAILABLE AWARD
                 FEE         CONTRACT FUNDING    ADEQUATE THRU
---------------------------------------------------------------
At Award   $ 2,736,805           $152,324       AUGUST 31, 2002
---------------------------------------------------------------

---------------------------------------------------------------

                                 (End of clause)

G-13 CONTRACT FUNDING FOR PAYMENT OF AWARD FEE

The total amount allotted by the government to this contract for payment of Award Fee is shown in the Table below. This Award Fee funding is applicable to both the Fixed-Price and the Cost-Reimbursable Contract Line Items.

             Table G-3 Contract Funding for Award Fee
-------------------------------------------------------------------------
Award Fee Period   Modification   Award Fee Earned   Cumulative Award Fee
-------------------------------------------------------------------------

-------------------------------------------------------------------------

-------------------------------------------------------------------------

-------------------------------------------------------------------------

-------------------------------------------------------------------------

                                 (End of Clause)

                                [END OF SECTION]

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                    SECTION H - SPECIAL CONTRACT REQUIREMENTS

H-1  LISTING OF CLAUSES INCORPORATED BY REFERENCE

NOTICE: The following contract clauses pertinent to this section are hereby incorporated by reference:

 CLAUSE
 NUMBER         DATE                            TITLE
-----------   --------                          -----
52.223-5      APR 1998   POLLUTION PREVENTION AND RIGHT TO-KNOW INFORMATION
1852.204-74   AUG 2000   CENTRAL CONTRACTOR REGISTRATION
1852.208-81   AUG 1993   RESTRICTIONS ON PRINTING AND DUPLICATING
1852.223-74   MAR 1996   DRUG- AND ALCOHOL-FREE WORKFORCE
1852.225-70   FEB 2000   EXPORT LICENCES (ALTERNATE I)
                         Insert in Paragraph (b): NASA/KSC and NASA/VAFB
1852.228-72   SEP 1993   CROSS-WAIVER OF LIABILITY FOR SPACE SHUTTLE SERVICES
1852.228-75   OCT 1988   MINIMUM INSURANCE COVERAGE
1852.228-78   SEP 1993   CROSS-WAIVER OF LIABILITY FOR NASA EXPENDABLE LAUNCH
                         VEHICLE (ELV) LAUNCHES

H-2  ORGANIZATIONAL CONFLICT OF INTEREST

(a) It has been determined that the services to be provided under this contract create significant potential Organizational Conflicts of Interest with current and future launch service providers.

(b) The contractor will assist in analyzing products and activities of various KSC contractors involved in processing flight and payload hardware and software; support NASA's internal risk assessment and management process; review mission compatibility drawings provided by the launch service providers; verify overall launch service provider compliance with test procedures and acceptance test results; maintain cognizance of hardware productions, design changes and non-conformances at prime launch service provider facilities; and, provide ELV telemetry and communications at various locations. The nature of the potential conflicts arises from the contractor's participation as the primary source of launch vehicle engineering and analysis and its related and necessary access to various types and levels of data and processes that are proprietary to the various launch and payload services contractors. Based on these significant potential organizational conflicts of interest, launch service providers are ineligible to respond to the solicitation and be considered for award as either a prime or a subcontractor. A launch service provider, for the purposes of this provision, is defined as a prime contractor or subcontractor that designs, assembles, launches and/or manufactures a launch vehicle.

(c) The prime contractor and its major subcontractors shall not compete directly or as a competitive team member in any solicitation for NASA launch services and shall be ineligible for award of a prime contract for launch services for NASA, or any level subcontract there under, during their incumbency on this contract and for a period five years after expiration or other termination of this contract.

(d) For purposes of this clause, "major subcontractor" means a subcontractor responsible for services under this contract equal to or greater than 15% or more of direct labor cost during the life of the contract, or a subcontractor which as a result of performance under this contract is provided or obtains access to materials, data, processes or other matters of a non-public nature

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which are proprietary to a third party serving as a launch services contractor/subcontractor, launch processing contractor/subcontractor, or payload manufacturing and/or processing contractor/subcontractor.

(e) The contractor and its subcontractor(s), if any, shall flow down the requirements of this clause to all subcontracts, at any tier, unless the cognizant Contracting Officer has agreed in advance in writing that, based on the nature of the services to be acquired and the access associated therewith, the potential for an organizational conflict of interest under the proposed subcontract arrangement is too remote to require application of the clause to that specific subcontract.

                                  (End of Text)

H-3  HANDLING OF DATA

(a) In the performance of this contract, it is anticipated that the Contractor may have access to, be furnished, or use the following categories of data (which may be technical data, computer software, administrative, management information, or financial, including cost or pricing):

(1) Data of third parties which NASA has agreed to handle under protective arrangements; and

(2) NASA-generated data not releasable under the Freedom of Information Act
(FOIA), the use and dissemination of which, the NASA intends to control.

(b) In order to protect the interests of NASA and the owners, licensors and licensees of such data, the Contractor agrees, with respect to any such third party or NASA-generated data that is either marked with a restrictive legend, specifically identified in this contract, or otherwise identified in writing by the Contracting Officer as being subject to this clause, to:

(1) Use, disclose, and reproduce such data only to the extent necessary to perform the work required under this contract;

(2) Allow access to such data only to those of its employees that require access for their performance under this contract;

(3) Preclude access and disclosure of such data outside the Contractor's organization; and

(4) Return or dispose of such data, as the Contracting Officer may direct, when the data is no longer needed for contract performance.

(c) The Contractor agrees to inform and instruct its employees of its and their obligations under this clause and to appropriately bind its employees contractually to comply with the access, use, disclosure, and reproduction provisions of this clause. The Contractor agrees to enter into non-disclosure agreements with Launch Service Providers (LSP) and any other launch vehicle manufacturers to the extent that the performance of employee duties requires access to information/data properly marked as proprietary by the LSP or launch vehicle manufacturers.

(d) In the event that data includes a legend that the Contractor deems to be ambiguous or unauthorized, the Contractor may inform the Contracting Officer of such condition. Notwithstanding such a legend, as long as such legend provides an indication that a restriction on use or disclosure was intended, the Contractor shall treat such data pursuant to the requirements of this clause unless otherwise directed, in writing, by the Contracting Officer.

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(e) Notwithstanding the above, the Contractor shall not be restricted in use, disclosure, and reproduction of any data that:

(1) Is, or becomes, generally available or public knowledge without breach of this clause by the Contractor;

(2) Is known to, in the possession of, or is developed by the Contractor independently of any disclosure of, or without reference to, proprietary, restricted, confidential, or otherwise protectable data under this clause;

(3) Is rightfully received by the Contractor from a third party without restriction;

(4) Or is required to be produced by the Contractor pursuant to a court order or other Government action.

If the Contractor believes that any of these events or conditions that remove restrictions on the use, disclosure, and reproduction of the data apply, the Contractor shall promptly notify the Contracting Officer of such belief prior to acting on such belief, and, in any event, shall give notice to the Contracting Officer prior to any unrestricted use, disclosure, or reproduction of such data.

                                 (End of clause)

H-4  CONVERSION TO FIXED PRICE (CPAF CLIN ONLY)

NASA expects to shift risk to the contractor as it collects performance and cost data under the contract. If other than a cost plus award fee contract type becomes more appropriate for the subject CLIN, NASA would, in lieu of exercising the next option, consider re-procuring the requirement using the different contract type. If, after analysis, NASA decides to exercise the option, the parties must first negotiate, in good faith, to revise the contract type.

                                 (End of Clause)

H-5  GOVERNMENT FURNISHED SERVICES

The government will furnish the following services to the contractor at KSC and VAFB (as noted) on a no-charge-for-use basis to the extent reasonably necessary for the contractor to fulfill its contractual obligations:

     Calibration and Standards Services (KSC & VAFB)

     Central receiving (KSC Only)

     Conference Room (Mission Briefing Room in the Operations &Checkout Bldg, Training Auditorium) audio/video set up support (KSC Only)

     Administrative Desktop Computers (existing Section J Attachment 4 desktop computers will be provided "As Is," maintenance and replacement are the responsibility of the contractor). (KSC & VAFB)

     Emergency Medical Services (KSC & VAFB)

     Fire Protection Service (KSC & VAFB)

     Food Services (cafeteria, snack bars, vending machines) (KSC & VAFB)

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     Hazardous Waste Disposal (KSC & VAFB)

     Heating, Ventilating, and Air Conditioning (HVAC) (KSC Only)

     Janitorial Services (KSC Only)

     Library Services (KSC Only)

     Mail Services (to one designated location) (KSC & VAFB)

     Maintenance of Facilities on CCAFS (KSC Only)

     NASA Malfunction Laboratory (KSC Only)

     Occupational Health Services (KSC Only)

     On-site Film Laboratory and Processing Service (KSC & VAFB)

     On-site Passenger Bus Service (KSC Only)

          On-site Work Space (KSC, VAFB & LSP On-Site Resident Offices)

          On-site Storage Space at Hangar AE (KSC)

     Operational Voice, Video and Data Communications (except systems/services required to be provided by the contractor per SOW) (KSC & VAFB)

     Administrative Voice, Video and Data Communications (except mobile phones, fax machines and pagers) (KSC & VAFB)

     Pesticide Control (KSC Only)

     Printing/Micro-imaging at Central KSC Print Shop (KSC Only)

     Roads and Grounds Maintenance (KSC & VAFB)

          Security for KSC and VAFB (issuing base access credentials, law enforcement, payload escort). Security for KSC only (O&M of electronic surveillance systems)

          Water and Sewage (KSC & VAFB)

                                 (End of Clause)

H-6  PLACING ORDERS For OUTSOURCING DESKTOP INITIATIVE FOR NASA (ODIN) SUPPORT

As a contractor performing services for NASA, the Outsourcing Desktop Initiative for NASA (ODIN) contract may be used in performance of this contract. For an overview of ODIN and the services available, information is available on the Web at http://odin.oao.net/contract-summary.htm. The contractor is authorized to place orders for ODIN services directly with the ODIN contractor for the relevant site, provided that an ODIN Government Contracting Officer has specifically authorized such order in writing. Submit requests for authorization to:

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          John F. Kennedy Space Center, NASA
          Attn: Marjorie Ann Nelson
          OSF ODIN Delivery Order Contracting Officer
          M/C: OP-MS-B
          Kennedy Space Center, FL 32899

The contractor shall include with its order a letter from the Contracting Officer stating such authorization. The ODIN contractor is required to honor all orders placed.

Such orders shall be considered to create separate contracts between each such contractor and the ODIN contractor receiving the order. The Government shall not be liable under the ODIN contract for any order placed by such contractor. However, the ODIN contractor shall provide ODIN services so ordered under the same terms and conditions, and at the same prices, as if the Government had placed such order under the ODIN contract, except for those provisions peculiar to Government procurement, such as, but not limited to, disputes resolution and allocation of Government funding provisions.

                                 (End of Clause)

H-7  NON-PERSONAL SERVICES

(a) No personal services, as defined in FAR 37.101, shall be performed under this contract. No Contractor employee will be directly supervised by the Government. All individual employee assignments, and daily work direction, shall be given by the applicable employee supervisor. If the Contractor believes any Government action or communication has been given that would create a personal services relationship between the Government and any Contractor employee, the Contractor shall promptly notify the Contracting Officer of this communication or action.

(b) The Contractor shall not perform any inherently governmental actions, as defined in FAR 7.501, under this contract. No Contractor employee shall hold him or herself out to be a Government employee, agent, or representative. No Contractor employee shall state orally or in writing at any time that he or she is acting on behalf of the Government. In all communications in connection with this contract, Contractor employees shall identify themselves as Contractor employees and specify the name of the company for which they work. Proper identification should also include email addresses. The contractor shall require proper identification of contractor personnel who attend meetings, answer Government telephones, or work in situations where their actions could be construed as acts of Government officials. In all communications with other Government contractors in connection with this contract, the Contractor employee shall state that they have no authority to in any way change the contract and that if the other contractor believes this communication to be a direction to change their contract, they should notify the Contracting Officer for that contract and not carry out the direction until a clarification has been issued by the Contracting Officer.

(c) The Contractor shall ensure that all of its employees working on this contract are informed of the substance of this clause. Nothing in this clause shall limit the Government's rights in any way under any other provision of the contract, including those related to the Government's right to inspect and accept the services to be performed under this contract. The substance of this clause shall be included in all subcontracts at any tier.

                                  (End of Text)

H-8  TASK ORDERING PROCEDURE

NOTE: THE FOLLOWING TASK ORDERING PROCEDURE APPLIES ONLY TO STATEMENT OF WORK,
SECTION 9.0 "MISSION DIRECT SUPPORT", AND SECTION 11 "CONSTRUCTION AND FACILITIES MODIFICATION"

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(a) Only the Contracting Officer may issue task orders to the Contractor, providing specific authorization or direction to perform work within the scope of the contract and as specified in the schedule. The Contractor may incur costs under this contract in performance of task orders and task order modifications issued in accordance with this clause. No other costs are authorized unless otherwise specified in the contract or expressly authorized by the Contracting Officer.

(b) Prior to issuing a task order, the Contracting Officer shall provide the Contractor with the following data:

(1) A functional description of the work identifying the objectives or results desired from the contemplated task order.

(2) Proposed performance standards to be used as criteria for determining whether the work requirements have been met.

(3) A request for a task plan and proposal from the Contractor to include the technical approach, period of performance, appropriate cost or price information, and any other information required to determine the reasonableness of the Contractor's proposal.

     (i)  For Mission Direct Support Services )

          For each mission the Contracting Officer will request a task plan and proposed hours for Mission Direct Services to support Vehicle Production Operations for that mission approximately three weeks prior to Authority to Proceed (ATP).

          For each mission the Contracting Officer will request a task plan and proposed hours for Mission Direct Services to support the Launch Campaign Operations for that mission approximately one month prior to Spacecraft arrival at the designated launch site.

     (ii) For Facilities Modifications, Design and Construction

          For each project the Contracting Officer will request a task plan and a detailed proposal. The request for proposal will indicate the required date for submission of the proposal based upon the complexity of the project.

(c) For Mission Direct Support Services, the Contractor shall submit a task plan and proposal conforming to the request within 10 working days after receipt of the Contracting Officer's request. For Facilities Modifications, Design and Construction the Contractor shall submit a task plan and proposal conforming to the request within the period of time designated in the Contracting Officer's request for proposal.

(d) After review and any necessary discussions, the Contracting Officer may issue a task order to the Contractor containing, as a minimum, the following:

(1) Date of the order.

(2) Contract number and order number.

(3) Functional description of the work identifying the objectives or results desired from the task order, including special instructions or other information necessary for performance of the task.

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(4) Performance standards, and where appropriate, quality assurance standards.

(5) Maximum dollar amount authorized (price).

(6) Any other resources (travel, materials, equipment, facilities, etc.) authorized.

(7) Delivery/performance schedule including start and end dates.

(8) If contract funding is by individual task order, accounting and appropriation data will be included.

(e) The Contractor shall provide acknowledgment of receipt to the Contracting Officer within 5 calendar days after receipt of the task order.

(f) If time constraints do not permit issuance of a fully defined task order in accordance with the procedures described in paragraphs (a) through (d), a task order that includes a ceiling price may be issued.

(g) The Contracting Officer may amend tasks in the same manner in which they were issued.

(h) In the event of a conflict between the requirements of the task order and the Contractor's approved task plan, the task order shall prevail.

                                 (End of clause)

H-9  ORDERING (FAR 52.216-18)(OCT 1995) (Applies to IDIQ CLINS)

NOTE: THE FOLLOWING APPLIES ONLY TO STATEMENT OF WORK, SECTION 9.0 "MISSION DIRECT SUPPORT", AND SECTION 11 "CONSTRUCTION AND FACILITIES MODIFICATION"

(a) Any supplies and services to be furnished under this contract shall be ordered by issuance of delivery orders or task orders by the individuals or activities designated in the Schedule. Such orders may be issued from the award date of this contract through the end of the effective ordering period specified in Clause F-3.

(b) All delivery orders or task orders are subject to the terms and conditions of this contract. In the event of conflict between a delivery order or task order and this contract, the contract shall control.

(c) If mailed, a delivery order or task order is considered "issued" when the Government deposits the order in the mail. Orders may be issued orally, by facsimile, or by electronic commerce methods only if authorized in the Schedule.

                                 (End of clause)

H-10 ORDER LIMITATIONS (FAR 52.216-19) (OCT 1995) (Applies to IDIQ CLINS)

NOTE: THE FOLLOWING APPLIES ONLY TO STATEMENT OF WORK, SECTION 9.0 "MISSION DIRECT SUPPORT", AND SECTION 11 "CONSTRUCTION AND FACILITIES MODIFICATION"

(a) Minimum order. When the Government requires supplies or services covered by this contract in an amount of less than $250, the Government is not obligated to purchase, nor is the Contractor obligated to furnish, those supplies or services under the contract.

(b) Maximum order. The Contractor is not obligated to honor--
(1) Any order for a single item in excess of $1,500,000;
(2) Any order for a combination of items in excess of $2,200,000; or

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(3) A series of orders from the same ordering office within 3 days that together call for quantities exceeding the limitation in subparagraph (1) or (2) above.

(c) If this is a requirements contract (i.e., includes the Requirements clause at subsection 52.216-21 of the Federal Acquisition Regulation (FAR)), the Government is not required to order a part of any one requirement from the Contractor if that requirement exceeds the maximum-order limitations in paragraph (b) above.

(d) Notwithstanding paragraphs (b) and (c) above, the Contractor shall honor any order exceeding the maximum order limitations in paragraph (b), unless that order (or orders) is returned to the ordering office within 3 days after issuance, with written notice stating the Contractor's intent not to ship the item (or items) called for and the reasons. Upon receiving this notice, the Government may acquire the supplies or services from another source.

H-11 INDEFINITE QUANTITY (FAR 52.216-22)(OCT 1995) (Applies to IDIQ CLINS)

(a) This is an indefinite-quantity contract for the supplies or services specified, and effective for the period stated, in the Schedule. The quantities of supplies and services specified in the Schedule are estimates only and are not purchased by this contract.

(b) Delivery or performance shall be made only as authorized by orders issued in accordance with the Ordering clause. The Contractor shall furnish to the Government, when and if ordered, the supplies or services specified in the Schedule up to and including the quantity designated in the Schedule as the "maximum. The Government shall order at least the quantity of supplies or services designated in the Schedule as the "minimum."

(c) Except for any limitations on quantities in the Order Limitations clause or in the Schedule, there is no limit on the number of orders that may be issued. The Government may issue orders requiring delivery to multiple destinations or performance at multiple locations.

(d) Any order issued during the effective period of this contract and not completed within that period shall be completed by the Contractor within the time specified in the order. The contract shall govern the Contractor's and Government's rights and obligations with respect to that order to the same extent as if the order were completed during the contract's effective period; provided, that the Contractor shall not be required to make any deliveries under this contract after the period of performance specified in any issued Task Order.

                                 (End of clause)

H-12 SAFETY AND HEALTH (NFS 1852.223-70) (MAY 2001)

(a) Safety is the freedom from those conditions that can cause death, injury, occupational illness, damage to or loss of equipment or property, or damage to the environment. NASA's safety priority is to protect: (1) the public, (2) astronauts and pilots, (3) the NASA workforce (including contractor employees working on NASA contracts), and (4) high-value equipment and property.

(b) The Contractor shall take all reasonable safety and occupational health measures in performing this contract. The Contractor shall comply with all Federal, State, and local laws applicable to safety and occupational health and with the safety and occupational health standards, specifications, reporting requirements, and any other relevant requirements of this contract.

(c) The Contractor shall take, or cause to be taken, any other safety, and occupational health measures the Contracting Officer may reasonably direct. To the extent that the Contractor may be entitled to an equitable adjustment for those measures under the terms and conditions of this contract, the equitable

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adjustment shall be determined pursuant to the procedures of the changes clause of this contract; provided, that no adjustment shall be made under this Safety and Health clause for any change for which an equitable adjustment is expressly provided under any other clause of the contract.

(d) The Contractor shall immediately notify and promptly report to the Contracting Officer or a designee any accident, incident, or exposure resulting in fatality, lost-time occupational injury, occupational disease, contamination of property beyond any stated acceptable limits set forth in the contract Schedule; or property loss of $25,000 or more, or Close Call (a situation or occurrence with no injury, no damage or only minor damage (less than $1,000) but possesses the potential to cause any type mishap, or any injury, damage, or negative mission impact) that may be of immediate interest to NASA, arising out of work performed under this contract. The Contractor is not required to include in any report an expression of opinion as to the fault or negligence of any employee. In addition, service contractors (excluding construction contracts) shall provide quarterly reports specifying lost-time frequency rate, number of lost-time injuries, exposure, and accident/incident dollar losses as specified in the contract Schedule.

(e) The Contractor shall investigate all work-related incidents, accidents, and Close Calls, to the extent necessary to determine their causes and furnish the Contracting Officer a report, in such form as the Contracting Officer may require, of the investigative findings and proposed or completed corrective actions.

(f)(1) The Contracting Officer may notify the Contractor in writing of any noncompliance with this clause and specify corrective actions to be taken. The Contractor shall promptly take and report any necessary corrective action.

(2) If the Contractor fails or refuses to institute prompt corrective action in accordance with subparagraph(f)(1) of this clause, the Contracting Officer may invoke the stop-work order clause in this contract or any other remedy available to the Government in the event of such failure or refusal.

(g) The Contractor (or subcontractor or supplier) shall insert the substance of this clause, including this paragraph (g) and any applicable Schedule provisions, with appropriate changes of designations of the parties, in subcontracts of every tier that -

(1) Amount to $1,000,000 or more (unless the Contracting Officer makes a written determination, after consultation with installation safety and health representatives, that this is not required);

(2) Require construction, repair, or alteration in excess of $25,000; or

(3) Regardless of dollar amount, involve the use of hazardous materials or operations.

(h) Authorized Government representatives of the Contracting Officer shall have access to and the right to examine the sites or areas where work under this contract is being performed in order to determine the adequacy of the Contractor's safety and occupational health measures under this clause.

(i) The contractor shall continually update the safety and health plan when necessary. In particular, the Contractor shall furnish a list of all hazardous operations to be performed, and a list of other major or key operations required or planned in the performance of the contract, even though not deemed hazardous by the Contractor. NASA and the Contractor shall jointly decide which operations are to be considered

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hazardous, with NASA as the final authority. Before hazardous operations commence, the Contractor shall submit for NASA concurrence --

(1) Written hazardous operating procedures for all hazardous operations; and/or

(2) Qualification standards for personnel involved in hazardous operations.

                                 (End of clause)

H-13 KEY PERSONNEL AND FACILITIES (NFS 1852.235-71) (MAR 1989)

(a) The personnel and/or facilities listed below (or specified in the contract Schedule) are considered essential to the work being performed under this contract. Before removing, replacing, or diverting any of the listed or specified personnel or facilities, the Contractor shall (1) notify the Contracting Officer reasonably in advance and (2) submit justification (including proposed substitutions) in sufficient detail to permit evaluation of the impact on this contract.

(b) The Contractor shall make no diversion without the Contracting Officer's written consent; provided, that the Contracting Officer may ratify in writing the proposed change, and that ratification shall constitute the Contracting Officer's consent required by this clause.

(c) The list of personnel and/or facilities (shown below or as specified in the contract Schedule) may, with the consent of the contracting parties, be amended from time to time during the course of the contract to add or delete personnel and/or facilities.

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--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                 (End Of Clause)

H-14 OBSERVANCE OF LEGAL HOLIDAYS (NFS 1852.242-72) (AUGUST 1992)

(a)  The on-site Government personnel observe the following holidays:

     New Year's Day
     Labor Day
     Martin Luther King, Jr.'s Birthday
     Columbus Day
     President's Day
     Veterans Day
     Memorial Day
     Thanksgiving Day
     Independence Day
     Christmas Day

Any other day designated by Federal statute, Executive order, or the President's proclamation.

(b) When any holiday falls on a Saturday, the preceding Friday is observed. When any holiday falls on a Sunday, the following Monday is observed. Observance of such days by Government personnel shall not by itself be cause for an additional period of performance or entitlement of compensation except as set forth within the contract.

                                 (End Of Clause)

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H-15 MISSION CRITICAL SPACE SYSTEM PERSONNEL RELIABILITYPROGRAM (NFS
1852.246-70) (MARCH 1997)

In implementation of the Mission Critical Space System Personnel Reliability Program, described in 14CFR1214.5, the Government shall identify personnel positions that are mission critical. Some of the positions as identified may now or in the future be held by employees of the Contractor. Upon notification of the Contracting Officer that a mission-critical position is being or will be filled by one or more of the Contractor's employees, the Contractor shall (1) provide the affected employees with a clear understanding of the investigative and medical requirements and, (2), to the extent permitted by applicable law, assist the government by furnishing personal data and medical records.

The standard that will be used in certifying individuals for a mission-critical position is that they must be determined to be suitable, competent, and reliable in the performance of their assigned duties in accordance with the screening requirements 14CFR 1214.5. If the Government determines that a contractor employee occupying or nominated to occupy a mission-critical position will not be certified for such duty, the Contracting Officer shall (1) furnish to the employee the specific reasons for its action; (2) advise the employee that he/she may avail himself/herself of the review procedures that are a part of the certification system; and (3) furnish him/her a copy of those procedures upon request.

If a Contractor employee who has been nominated for (but has not yet filled) a mission-critical position is not certified, the Contractor agrees to defer the appointment to the position until the employee has had an opportunity to pursue the referenced procedures. If the employee is an incumbent to the position, the Contractor agrees, upon the request of the Government, to remove him/her from the position temporarily pending an appeal of the action under the review procedures. If any employee not certified elects not to take action under the procedures, or, if having taken action, is no successful in obtaining a reversal of the determination, the Contractor agrees not to appoint the employee to the position, or if already appointed, to promptly remove the employee.

                                 (End of Clause)

H-16 SECURITY CONTROLS AT KSC/VAFB (KSC 52.204-90) (NOV 2000) (MODIFIED)

A. Identification of Employees

1. The contractor shall require each employee engaged on the work site to display NASA-furnished identification badges and special access badges at all times. The contractor shall obtain and submit badging request forms for each person employed or to be employed by the contractor under this contract. The contractor shall designate its own security and badging officials to act as points-of-contact for the KSC Security Office. Prior to proceeding with onsite performance, the contractor shall submit the following information to the Protective Services Branch, Code TA-E2, Kennedy Space Center:

                    a.   Contract number and location of work site(s)
                    b.   Contract commencement and completion dates
                    c.   Status as prime or subcontractor
                    d.   Names of designated security and badging officials

2. Identification and badging of employees shall be accomplished as soon as practicable after award of the contract. During performance of the contract, the contractor shall, upon termination of an employee, immediately deliver badges and/or passes issued to the employee to the NASA Security Office. It is agreed and understood that all NASA identification badges/passes remain the property of NASA, and the Government reserves the right to invalidate such badges/passes at any time.

B. Access to Controlled Areas within KSC/VAFB

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1. Certain areas within KSC/VAFB have been designated as Controlled Areas. These are normally surrounded by fencing and have an entrance gate monitored by a guard or monitoring device. Access into such areas is classified into "escorted" or "unescorted" access. For each employee for which the contractor desires to have unescorted access, the prescribed forms must be submitted to the NASA Security Office. Due to the time required to process requests for unescorted access, the contractor is advised to complete and submit the required forms as soon as practicable after contract award. Within 14 working days after the receipt of the forms, the NASA Security Office will determine whether the person is eligible for unescorted access.

2. The prime contractor is responsible for providing escort services for any of his employees and/or any subcontractor employees who are not eligible for unescorted access.

3. All requests for unescorted access by subcontractors will be submitted through the prime contractor for forwarding to the NASA Security Office.

                                 (End of Clause)

H-17 OCCUPATIONAL HEALTH (KSC 52.223-93) (NOV 2000)(MODIFIED)

1. Occupational Health Services at KSC

The medical services set forth in KMI 1810.1I entitled KSC Occupational Medicine Program, will be provided to the contractor by the Government to the extent that there will not be any restriction of the employees' rights under applicable Workers' Compensation statutory provisions.

Information from records generated as a result of rendition of these medical services may be obtained from the Chief, Occupational Health Branch, Code TA-C2, upon written request.

2. Health Examinations and Physical Requirements Standards

The contractor shall provide the following data to the Chief, Occupational Health Branch, Code TA-C2:

a. A breakdown of the various health examinations required in support of this contract; providing type, frequency, and a roster of personnel affected.

b. The applicable physical requirements standards for personnel certification, if the contractor has physical requirements standards, which are stricter than the applicable KSC (Federal) standards; otherwise the KSC (Federal) physical requirements standards are applicable to this contract.

3. Occupational Health Services at VAFB

Emergency ambulance service shall be provided to the contractor by the Government at Vandenberg Air Force Base, CA. The contractor shall be responsible for all other contractor health services.

                                 (End of Clause)

H-18 KSC INFORMATION TECHNOLOGY (IT) SECURITY PROGRAM (KSC 52.239-90) (AUG 1999)

KSC Contractors that process NASA data shall comply with NASA's Information Technology (IT) Security Program. Contractors shall ensure, as computers are reassigned or excessed, that computers' hard disks are erased so that sensitive data and Government-licensed software cannot be recovered.

The Contractor shall comply with the following:

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     a)   NPD 2810.1, Security of Information Technology, available for review at
          http://nodis.hq.nasa.gov/Library/Directives/NASA-WIDE/Policies/
          Legal_Policies/NPD_2810_1.html

     b) NPG 2810, Security of Information Technology, available for review at http://www.ksc.nasa.gov/nasa-only/cio/nasadocs/npg2810_21may99.pdf

     c) KDP-KSC-P-1836, Removing Data and Licensed Software from Information Technology Storage Devices, available for review under Kennedy Documented Procedures, (AA) at http://wit.ksc.nasa.gov/BusinessWorld/html/ksc_procedures.html

                                 (End of Clause)

H-19 CONTROLS APPLICABLE TO CONTRACTOR'S ACTIVITIES (KSC 52.242-90) (DEC 2000)

The below listed Kennedy Space Center publications and subsequent revisions thereof are applicable to this contract and are incorporated herein by reference. These publications prescribe regulatory procedural criteria, which are applicable to the contractor. The contractor, upon receipt of notice of noncompliance with any provisions of the below listed publications from the Contracting Officer or his representatives, shall promptly take corrective action.

      JHB 2000           Consolidated Comprehensive Emergency Management Plan

      KHB 1200.1         "Management of Facilities, Systems & Equipment
                         Handbook"

      KHB 1610.1         "KSC Security Handbook"

      KHB 1710.2         "Kennedy Space Center Safety Practices Handbook"

      KMI 1710.18        "KSC Safety Assurance Policy:

      KMI 1800.2         "KSC Hazard Communication Program"

      KMI 1810.1 Rev I   KSC  Occupational   Medicine  Program  On-site
                         Contractors   shall  comply  withAttachment D, KSC
                         Skin Cancer Prevention Program

      KMI 1860.1         "KSC Radiation Protection Program"

      KHB 1870.1         "KSC Sanitation and Pollution Control Handbook"

      KHB 2570.1         "KSC Radio Frequency Spectrum Management Handbook"

      KMI 2410.2         "Information Resources Management"

      KHB 4000.1         "Supply Support System Manual, Part 5, Equipment
                         Management"

      KHB 8800.6         "KSC Environmental Control Handbook"

      KHB 8800.7         "Hazardous Waste Management"

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       KMI 8800.8        "KSC Environmental Management"

       Construction Contractor's Safety Information & Requirements For KSC
                   (Applicable to Construction Contracts Only)

                                 (End of Clause)

H-20 CENTERWIDE WORKFORCE REPORTS (KSC 52.242-93) (NOV 2000)

The Contractor shall submit, on a quarterly basis (DRD-12 Quarterly Headcount Report), a workforce report delineating information about its workforce. The report shall include: the contract number, the contractor's total on-site workforce, total on-site union represented employees by bargaining unit, total on-site non-union represented employees, and total off-site workforce performing on the contract. The Contractor shall provide this information no later than 10 days after the close of each reporting period, which end March 31st, June 30th, September 30th, and December 31st. The report shall be submitted to the Contracting Officer with copies to KSC Workforce Planning and Analysis office (Code BA-D).

                                 (End of Clause)

H-21 AUTHORIZED CHANGES (KSC 52.243-90) (FEB 1990)

The Contracting Officer or his duly appointed representative are the only individuals authorized to issue instructions to the contractor in matters relating to this contract. The identification, scope of authority and duties of representatives of the Contracting Officer shall be set forth in letters issued by the Contracting Officer and copies of such designations shall be furnished to the Contractor. (End of Clause)

H-22 CONDUCT OF FACILITY PROJECTS (KSC 52.236-130) (APR 2000)

A. Approval

The contractor shall not award or otherwise proceed with implementation of any facility project without a NASA approved Facility Project - Brief Project Document (NASA Form 1509). The contractor shall prepare or otherwise support the preparation of NASA Form 1509's in accordance with the current edition of NPG 8820.2, Facility Project Implementation Handbook, and the current version of the KSC procedure for Facility Project Approval and Implementation. For purposes of this requirement a Facility Project is defined as any new construction, repair, and /or modification affecting Government real property located on KSC regardless of the source of funding, or located elsewhere and funded by KSC, and costing more than $50,000.

Planning and design activities leading to the implementation of the actual construction, repair or modification work normally can be accomplished prior to 1509 approval. When in doubt, guidance as to whether or not a particular activity is a Facility Project, is "implementation" versus "planning and design," and / or the applicability of this requirement in relation to specific projects should be obtained from the KSC Spaceport Services Management Integration Office.

B. File Documentation

Construction subcontract file documentation shall include a copy of the approved NASA Form 1509 authorizing the project. For construction subcontracts requiring Contracting Officer consent, the consent file shall include a copy of the approved NASA Form 1509 authorizing the project.

                                 (End of Clause)

H-23 CONSTRUCTION AND LABOR PROVISIONS

In the event any portion of work to be performed under the contract are deemed by the Contractor to fall within the "construction" category as defined in FAR 22.400, the Contractor may place a subcontract for that work.

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The Construction Contract clauses as set forth in the General Provisions shall be applicable to the extent of any "construction" work performed under the contract. To the extent that there is an inconsistency between other clauses referenced above, the latter shall govern.

The Contractor will utilize the current U.S. Department of Labor General Wage Determination, available from the Contracting Officer, as the minimum wages to be paid the classes of employees described therein in the performance of work under the contract.

                                 (End of Clause)

H-24 AMERICANS WITH DISABILITIES ACT, SECTION 508 POLICY

The contractor shall comply with accessibility requirements for electronic and information technology access as defined in Section 508 of the Rehabilitation Act (29 U.S.C. 794d). Detailed requirements for accessibility have been established by the Architectural and Transportation Barriers Compliance Board (Access Board) at 36 CFR Part 1194.

                                 (End of Clause)

H-25 HAZARD COMMUNICATION (KSC 52.223-94) (NOV 2000)

A. In order to comply with Federal, OSHA, and State Regulations, the Contractor shall participate in the KSC Chemical Hazard Communication Program as implemented by KMI 1800.2B, Chemical Hazard Communication.

B. The Contractor shall coordinate submission of hazardous material safety data, to the NASA/KSC Materials Safety Data Sheet Archive, with the Joint Base Operations Support Contract MSDS Program Administrator.

                                 (End of Clause)

H-26 EMERGENCY MEDICAL TREATMENT (KSC 52.223-105) (JUL 2000)

The contractor shall immediately call (see below for applicable telephone numbers) for assistance with personnel injury or illness for any incident requiring emergency medical treatment for contractor or subcontractor personnel, or invitees on KSC, or if any person on the job site is rendered unconscious. The contractor shall require the victim to sign an appropriate "refusal of treatment" form, if medical evaluation/treatment is offered and refused.

     From KSC or CCAFS property: 911

     From a KSC issued cellular telephone: 867-7911

     From other than a KSC issued cellular telephone: 321-867-7911

     Commercial telephone users on KSC or CCAFS property: 911

                                 (End of Clause)

H-27 NOTICE OF COMPLETION OF TASK ORDER

The Contractor shall notify the Contracting Officer's Technical Representative, or authorized representative in writing upon completion of each individual task order.

                                  (End of Text)

H-28 ASBESTOS-CONTAINING BUILDING MATERIALS (KSC52.223-19)(JAN 2002)

Asbestos-Containing Building Materials (ACBM) are known to be present in facilities assigned under the scope of this contract. The government will provide information regarding the location and quantity of know ACBM in NASA/KSC facilities to the facility tenant organizations through the JBOSC Environmental Health office.

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Special requirements, coordination, and precautions will apply to any work taking place under contracts that involve disturbance of ACBM. Contractors whose contracts require work involving ACBM are required to provide a written program for such work as part of its health and safety plan which is consistent with the requirements of 29 CFR 1926.1101. The contractor shall coordinate any such work involving ACBM with JBOSC Environmental Health, SGS Fire Services, and any other resident government or contractor organization whose employees may have access to the work location.

                                 (End of Clause)

H-29 RELEASE OF TOTAL AND UNIT PRICING INFORMATION

Offerors are hereby notified that NASA will comply with FAR 15.503(b)(1)(iv) and 15.506(d)(2) in making publicly available the items, quantities, and unit prices of each contract award.

                                  (End of Text)

                                [End of Section]

                           PART II - CONTRACT CLAUSES
                          SECTION I - CONTRACT CLAUSES

--------------------------------------------------------------------------------
I-1  LISTING OF CLAUSES INCORPORATED BY REFERENCE

NOTICE: The following contract clauses pertinent to this section are hereby incorporated by reference:

I. FEDERAL ACQUISITION REGULATION (48 CFR CHAPTER 1)

 CLAUSE
 NUMBER           DATE     TITLE
---------         ----     -----
52.202-1        OCT 1995   DEFINITIONS

52.202-1        OCT 1995   DEFINITIONS (ALTERNATE I)(APR 1984)

52.203-3        APR 1984   GRATUITIES

52.203-5        APR 1984   COVENANT AGAINST CONTINGENT FEES

52.203-6        JUL 1995   RESTRICTIONS ON SUBCONTRACTOR SALES TO THE GOVERNMENT

52.203-7        JUL 1995   ANTI-KICKBACK PROCEDURES

52.203-8        JAN 1997   CANCELLATION, RESCISSION AND RECOVERY OF FUNDS
                           FOR ILLEGAL OR IMPROPER ACTIVITY

52.203-10       JAN 1997   PRICE OR FEE ADJUSTMENT FOR ILLEGAL OR IMPROPER
                           ACTIVITY

52.203-12       JUN 1997   LIMITATION ON PAYMENTS TO INFLUENCE CERTAIN
                           FEDERAL TRANSACTIONS

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52.204-2        AUG 1996   SECURITY REQUIREMENTS

52.204-4        AUG 2000   PRINTING/COPYING DOUBLE-SIDED ON RECYCLED PAPER

52.209-6        JUL 1995   PROTECTING THE GOVERNMENT'S INTEREST WHEN
                           SUBCONTRACTING WITH CONTRACTORS DEBARRED,
                           SUSPENDED, OR PROPOSED FOR DEBARMENT

52.215-2        JUN 1999   AUDIT AND RECORDS--NEGOTIATION

52.215-8        OCT 1997   ORDER OF PRECEDENCE - UNIFORM CONTRACT FORMAT

52.215-15       DEC 1998   PENSION ADJUSTMENTS AND ASSET REVERSIONS

52.215-21       OCT 1997   REQUIREMENTS FOR COST OR PRICING DATA OR
                           INFORMATION OTHER THAN COST OR PRICING DATA -
                           MODIFICATIONS

52.216-7        FEB 2002   ALLOWABLE COST AND PAYMENT
                           Insert (30th) in Paragraph (a)(3)

52.216-11       APR 1984   COST CONTRACT - NO FEE (APPLIES TO CLINS 1009, 2009,
                           3009, 1010, 2010, 3010)

52.216-22       OCT 1995   INDEFINITE QUANTITY (APPLIES TO CLINS 1008A thru-
                           1008J, 2008A thru 2008J, 3008A thru 3008J, and 1012,
                           2012, and 3012)

52.217-8        NOV 1999   OPTION TO EXTEND SERVICES

52.217-9        MAR 2000   OPTION TO EXTEND THE TERM OF THE CONTRACT
                           Insert "within the last 6 month of performance" and "at least 60 days", respectively, in paragraph (a).
                           Insert "(9 years, 6 months)" in paragraph (c).

52.219-6        JUL 1996   NOTICE OF TOTAL SMALL BUSINESS SET-ASIDE

52.219-8        OCT 2000   UTILIZATION OF SMALL BUSINESS CONCERNS

52.219-14       DEC 1996   LIMITATION ON SUBCONTRACTING

52.222-1        FEB 1997   NOTICE TO THE GOVERNMENT OF LABOR DISPUTES

52.222-2        JUL 1990   PAYMENT FOR OVERTIME PREMIUMS
                           Insert "$ 0 " in paragraph (a).

52.222-3        AUG 1996   CONVICT LABOR

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52.222-4        SEP 2000   CONTRACT WORK HOURS AND SAFETY STANDARDS
                           ACT - OVERTIME COMPENSATION

52.222-21       FEB 1999   PROHIBITION OF SEGREGATED FACILITIES

52.222-26       FEB 1999   EQUAL OPPORTUNITY

52.222-35       APR 1998   AFFIRMATIVE ACTION FOR DISABLED VETERANS AND
                           VETERANS OF THE VIETNAM ERA

52.222-36       JUN 1998   AFFIRMATIVE ACTION FOR WORKERS WITH DISABILITIES

52.222-37       JAN 1999   EMPLOYMENT REPORTS ON DISABLED VETERANS AND
                           VETERANS OF THE VIETNAM ERA

52.222-41       MAY 1989   SERVICE CONTRACT ACT OF 1965, AS AMENDED

52.222-42       MAY 1989   STATEMENT OF EQUIVALENT RATES FOR FEDERAL HIRES

52.222-43       MAY 1989   FAIR LABOR STANDARDS ACT AND SERVICE CONTRACT
                           ACT--PRICE ADJUSTMENT (MULTIPLE YEAR AND
                           OPTION CONTRACTS)(Applicable to fixed-price line items only)

52.223-3        JAN 1997   HAZARDOUS MATERIAL IDENTIFICATION AND
                           MATERIAL SAFETY DATA (ALTERNATE I) (JUL 1995)
                           Insert "None" in paragraph (b).

52.223-5        APR 1998   POLLUTION PREVENTION AND RIGHT-TO-KNOW INFORMATION

52.223-6        JAN 1997   DRUG-FREE WORKPLACE

52.223-10       AUG 2000   WASTE REDUCTION PROGRAM

52.223-12       OCT 2000   REFRIGERATION EQUIPMENT AND AIR CONDITIONERS

52.223-14       OCT 2000   TOXIC CHEMICAL RELEASE REPORTING

52.225-13       JUL 2000   RESTRICTIONS ON CERTAIN FOREIGN PURCHASES

52.227-1        JUL 1995   AUTHORIZATION AND CONSENT

52.227-2        AUG 1996   NOTICE AND ASSISTANCE REGARDING PATENT AND COPYRIGHT
                           INFRINGEMENT

52.227-3        APR 1984   PATENT INDEMNITY

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52.227-14       JUN 1987   RIGHTS IN DATA--GENERAL (ALTERNATE II & III) As
                            modified by NASA FAR Supplement 1852.227-14

52.227-17       JUN 1987   RIGHTS IN DATA--SPECIAL WORKS As modified by NASA
                           FAR Supplement 1852.227-17

52.227-19       JUN 1987   COMMERCIAL COMPUTER SOFTWARE -- RESTRICTED
                           RIGHTS as modified by NFS 852.227-19

52.228-5        JAN 1997   INSURANCE - WORK ON A GOVERNMENT INSTALLATION

52.228-7        MAR 1996   INSURANCE--LIABILITY TO THIRD PERSONS

52.229-3        JAN 1991   FEDERAL, STATE, AND LOCAL TAXES

52.232-1        APR 1984   PAYMENTS

52.232-16       FEB 2002   PROGRESS PAYMENTS (and Alternate I-MAR 2000)
                           Insert (30th) in Paragraph (k)(1)

52.232-17       JUN 1996   INTEREST

52.232-18       APR 1984   AVAILABILITY OF FUNDS

52.232-22       APR 1984   LIMITATION OF FUNDS

52.232-23       JAN 1986   ASSIGNMENT OF CLAIMS

52.232-25       FEB 2002   PROMPT PAYMENT  (and Alternate I - FEB 2002)

52.232-34       MAY 1999   PAYMENT BY ELECTRONIC FUNDS TRANSFER--OTHER
                           THAN CENTRAL CONTRACTOR REGISTRATION
                           Insert "no later than 15 days prior to submission of the first request for payment" in Paragraph (b)(1).

52.233-1        DEC 1998   DISPUTES (ALTERNATE I) (DEC 1991)


52.233-3        AUG 1996   PROTEST AFTER AWARD (ALTERNATE I) (JUN 1985)

52.237-2        APR 1984   PROTECTION OF GOVERNMENT BUILDINGS,
                           EQUIPMENT, AND VEGETATION

52.237-3        JAN 1991   CONTINUITY OF SERVICES

52.237-10       OCT 1997   UNCOMPENSATED OVERTIME

52.242-1        APR 1984   NOTICE OF INTENT TO DISALLOW COSTS

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52.242-3        OCT 1995   PENALTIES FOR UNALLOWABLE COSTS

52.242-4        JAN 1997   CERTIFICATION OF FINAL INDIRECT COSTS

52.242-13       JUL 1995   BANKRUPTCY

52.243-1        AUG 1987   CHANGES - FIXED PRICE (ALTERNATE II) (APR 1984)

52.243-1        AUG 1987   CHANGES - FIXED PRICE (ALTERNATE III) (APR 1984)

52.243-2        AUG 1987   CHANGES--COST-REIMBURSEMENT (ALTERNATE II) (APR 1984)

52.244-5        DEC 1996   COMPETITION IN SUBCONTRACTING

52.244-6        MAR 2001   SUBCONTRACTS FOR COMMERCIAL ITEMS

52.245-18       FEB 1993   SPECIAL TEST EQUIPMENT

52.246-25       FEB 1997   LIMITATION OF LIABILITY-- SERVICES

52.247-1        APR 1984   COMMERCIAL BILL OF LADING NOTATIONS

52.249-2        SEP 1996   TERMINMATION FOR CONVENIENCE OF THE
                           GOVERNMENT (FIXED-PRICE)

52.249-6        SEP 1996   TERMINATION (COST-REIMBURSEMENT)

52.249-14       APR 1984   EXCUSABLE DELAYS

52.251-1        APR 1984   GOVERNMENT SUPPLY SOURCES

52.253-1        JAN 1991   COMPUTER GENERATED FORMS

II. FEDERAL ACQUISITION REGULATION (48 CFR CHAPTER 1) - CONSTRUCTION CLAUSES

 CLAUSE
 NUMBER           DATE     TITLE
---------       --------   -----
52.204-2        AUG 1996   SECURITY REQUIREMENTS (ALTERNATE II)

52.211-10       APR 1984   COMMENCEMENT, PROSECUTION, AND COMPLETION OF
                           WORK (DEFINED SEPARATELY IN TASK ORDERS)

52.222-6        FEB 1995   DAVIS-BACON ACT

52.222-7        FEB 1988   WITHHOLDING OF FUNDS

52.222-8        FEB 1988   PAYROLLS AND BASIC RECORDS

52.222-9        FEB 1988   APPRENTICES AND TRAINEES

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52.222-10       FEB 1988   COMPLIANCE WITH COPELAND ACT REQUIREMENTS

52.222-11       FEB 1988   SUBCONTRACTS (LABOR STANDARDS)

52.222-12       FEB 1988   CONTRACT TERMINATION -- DEBARMENT

52.222-13       FEB 1988   COMPLIANCE WITH DAVIS-BACON AND RELATED ACT
                           REGULATIONS

52.222-14       FEB 1988   DISPUTES CONCERNING LABOR STANDARDS

52.222-15       FEB 1988   CERTIFICATION OF ELIGIBILITY

52.222-23       FEB 1999   NOTICE OF REQUIREMENT FOR AFFIRMATIVE ACTION
                           TO ENSURE EQUAL EMPLOYMENT OPPORTUNITY FOR
                           CONSTRUCTION

52.222-27       FEB 1999   AFFIRMATIVE ACTION COMPLIANCE REQUIREMENTS FOR
                           CONSTRUCTION

52.227-4        APR 1984   PATENT INDEMNITY - CONSTRUCTION CONTRACTS

52.232-5        MAY 1997   PAYMENTS UNDER FIXED-PRICE CONSTRUCTION CONTRACTS

52.232-27       MAR 2001   PROMPT PAYMENT FOR CONSTRUCTION CONTRACTS

52.236-2        APR 1984   DIFFERING SITE CONDITIONS

52.232-3        APR 1984   SITE INVESTIGATION AND CONDITIONS AFFECTING THE WORK

52.236-5        APR 1984   MATERIAL AND WORKMANSHIP

52.236-7        NOV 1991   PERMITS AND RESPONSIBILITIES

52.236-8        APR 1984   OTHER CONTRACTS

52.236-9        APR 1984   PROTECTION OF EXISTING VEGETATION, STRUCTURES,
                           EQUIPMENT, UTILITIES, AND IMPROVEMENTS

52.236-10       APR 1984   OPERATIONS AND STORAGE AREAS

52.236-11       APR 1984   USE AND POSSESSION PRIOR TO COMPLETION

52.236-12       APR 1984   CLEANING UP

52.236-13       NOV 1991   ACCIDENT PREVENTION

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52.236-13       NOV 1991   ACCIDENT PREVENTION (ALTERNATE I)

52.236-14       APR 1984   AVAILABILITY AND USE OF UTILITY SERVICES

52.236-21       FEB 1997   SPECIFICATIONS AND DRAWINGS FOR CONSTRUCTION
                           (ALTERNATE II)

52.236-22       APR 1984   DESIGN WITH FUNDING LIMITATIONS (Insert in paragraph
                           (c) will be included in applicable task orders)

52.236-23       APR 1984   RESPONSIBILITY OF THE ARCHTECT-ENGINEER CONTRACTOR

52.236-25       APR 1984   REQUIREMENTS FOR REGISTRATION OF DESIGNERS

52.236-27       FEB 1995   SITE VISIT (CONSTRUCTION) (Insert in paragraph (b)
                           will be included in applicable task orders)

52.242-14       APR 1984   SUSPENSION OF WORK

52.243-4        AUG 1987   CHANGES

52.243-6        APR 1984   CHANGE ORDER ACCOUNTING

52.249-2        SEP 1996   TERMINATION FOR CONVENIENCE OF THE
                           GOVERNMENT (FIXED-PRICE) (ALTERNATE I) (SEP 1996)

52.249-3        SEP 1996   TERMINATION FOR CONVENIENCE OF THE
                           GOVERNMENT (DISMANTLING, DEMOLITION,OR
                           REMOVAL OF IMPROVEMENTS)

52.249-10       APR 1984   DEFAULT (FIXED-PRICE CONSTRUCTION)

III. NASA FAR SUPPLEMENT (48 CFR CHAPTER 18) CLAUSES

  CLAUSE
  NUMBER          DATE               TITLE
-----------     --------             -----
1852.203-70     JUN 2001   DISPLAY OF INSPECTOR GENERAL POSTERS

1852.204-76     JUL 2001   SECURITY REQUIREMENTS FOR UNCLASSIFIED INFORMATION
                           TECHNOLOGY RESOURCES
                           (Insert in paragraph c "180" days)

1852.209-72     DEC 1988   COMPOSITION OF THE CONTRACTOR

1852.215-84     JUN 2000   OMBUDSMAN
                Insert:  "Dr. Julian M. Earls", "(216) 433- 3014", and
                "Tom Luedtke" "(202) 358-2090", KSC Ombudsman is James Jennings,
                Deputy Center Director .

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1852.216-89     JUL 1997   ASSIGNMENT AND RELEASE FORMS

1852.219-74     SEP 1990   USE OF RURAL AREA SMALL BUSINESSES

1852.219-76     JUL 1997   NASA 8 PERCENT GOAL

1852.223-75     FEB 2002   MAJOR BREACH OF SAFETY OR SECURITY

1852.227-17     OCT 1995   RIGHTS IN DATA -- SPECIAL WORKS

1852.228-75     OCT 1988   MINIMUM INSURANCE COVERAGE

1852.237-70     DEC 1988   EMERGENCY EVACUATION PROCEDURES

1852.237-71     JAN 1997   PENSION PORTABILITY

1852.243-71     MAR 1997   SHARED SAVINGS

IV. NASA FAR SUPPLEMENT (48 CFR CHAPTER 18) CLAUSES- CONSTRUCTION

1852.209-72      EC 1988   COMPOSITION OF THE CONTRACTOR

1852.236-73      EC 1988   HURRICANE PLAN

1852.236-75      UG 1998   PARTNERING FOR CONSTRUCTION CONTRACTS

1852.243-72      PR 1998   EQUITABLE ADJUSTMENTS

I-2 CLAUSES INCORPORATED BY REFERENCE (FAR 52.252-2) (FEB 1998)

This contract incorporates one or more clauses by reference, with the same force and effect as if they were given in full text. Upon request, the Contracting Officer will make their full text available. Also, the full text of a clause may be accessed electronically at this/these address(es):

     http://www.arnet.gov/far/
     http://www.hq.nasa.gov/office/procurement/regs/nfstoc.htm

                                 (End of clause)

I-3 SCA MINIMUM WAGES AND FRINGE BENEFITS APPLICABLE TO SUCCESSOR CONTRACT PURSUANT TO PREDECESSOR CONTRACTOR COLLECTIVE BARGAINING AGREEMENTS (CBA) (FAR 52.222-47) (MAY 1989)

An SCA wage determination applicable to this work has been requested from the U.S. Department of Labor. If an SCA wage determination is not incorporated herein, the bidders/offerors shall consider the economic terms of the collective bargaining agreement (CBA) between the two incumbent Contractors, The Boeing Company - Kennedy Space Center., and the International Brotherhood of Electrical Workers, Local 2088; and SMI International and Teamsters and Warehousemen Union, Local No. 381 If the economic terms of the collective bargaining agreement or the collective bargaining agreement itself is not attached to the solicitation, copies can be obtained from the Contracting Officer. Pursuant to Department of Labor Regulation, 29 CFR 4.1b and paragraph (g) of the clause at 52.222-41, Service Contract Act of 1965, as amended, the economic terms of that agreement will apply to the contract resulting from this solicitation, notwithstanding the absence of a wage determination reflecting such terms, unless it is determined that the agreement was not the result of arm's length negotiations or that after a hearing pursuant to section 4(c) of the Act, the economic terms of the agreement are substantially at variance with the wages prevailing in the area.

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                                 (End of Clause)

I-4  SUBCONTRACTS (ALTERNATE I) (FAR 52.244-2) (AUG 1998)

(a)  Definitions. As used in this clause --
Approved purchasing system means a Contractor's purchasing system that has been reviewed and approved in accordance with Part 44 of the Federal Acquisition Regulation (FAR).
Consent to subcontract means the Contracting Officer's written consent for the Contractor to enter into a particular subcontract.
Subcontract means any contract, as defined in FAR Subpart 2.1, entered into by a subcontractor to furnish supplies or services for performance of the prime contract or a subcontract. It includes, but is not limited to, purchase orders, and changes and modifications to purchase orders.

(b) This clause does not apply to subcontracts for special test equipment when the contract contains the clause at FAR 52.245-18, Special Test Equipment.

(c) When this clause is included in a fixed-price type contract, consent to subcontract is required only on unpriced contract actions (including unpriced modifications or unpriced delivery orders), and only if required in accordance with paragraph (d) or (e) of this clause.

(d) If the Contractor does not have an approved purchasing system, consent to subcontract is required for any subcontract that --
(1) Is of the cost-reimbursement, time-and-materials, or labor-hour type; or
(2) Is fixed-price and exceeds --

(i) For a contract awarded by the Department of Defense, the Coast Guard, or the National Aeronautics and Space Administration, the greater of the simplified acquisition threshold or 5 percent of the total estimated cost of the contract; or
(ii) For a contract awarded by a civilian agency other than the Coast Guard and the National Aeronautics and Space Administration, either the simplified acquisition threshold or 5 percent of the total estimated cost of the contract.

(e) If the Contractor has an approved purchasing system, the Contractor nevertheless shall obtain the Contracting Officer's written consent before placing the following subcontracts:

All Subcontracts for Facilities Modifications, Design or Construction and any other Subcontracts over $ 100,000

(f)(1) The Contractor shall notify the Contracting Officer reasonably in advance of placing any subcontract or modification thereof for which consent is required under paragraph (c), (d), or (e) of this clause, including the following information:
(i) A description of the supplies or services to be subcontracted.
(ii) Identification of the type of subcontract to be used.
(iii) Identification of the proposed subcontractor.
(iv) The proposed subcontract price.
(v) The subcontractor's current, complete, and accurate cost or pricing data and Certificate of Current Cost or Pricing Data, if required by other contract provisions.
(vi) The subcontractor's Disclosure Statement or Certificate relating to Cost Accounting Standards when such data are required by other provisions of this contract.
(vii) A negotiation memorandum reflecting --

(A) The principal elements of the subcontract price negotiations;
(B) The most significant considerations controlling establishment of initial or evised prices;
(C) The reason cost or pricing data were or were not required;
(D) The extent, if any, to which the Contractor did not rely on the subcontractor's cost or pricing data in determining the price objective and in negotiating the final price;

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(E) The extent to which it was recognized in the negotiation that the subcontractor's cost or pricing data were not accurate, complete, or current; the action taken by the Contractor and the subcontractor; and the effect of any such defective data on the total price negotiated;

(F) The reasons for any significant difference between the Contractor's price objective and the price negotiated; and

(G) A complete explanation of the incentive fee or profit plan when incentives are used. The explanation shall identify each critical performance element, management decisions used to quantify each incentive element, reasons for the incentives, and a summary of all trade-off possibilities considered.

(2) If the Contractor has an approved purchasing system and consent is not required under paragraph (c), (d), or (e) of this clause, the Contractor nevertheless shall notify the Contracting Officer reasonably in advance of entering into any

(i) cost-plus-fixed-fee subcontract, or
(ii) fixed-price subcontract that exceeds the greater of the simplified acquisition threshold or 5 percent of the total estimated cost of this contract.

The notification shall include the information required by paragraphs (f)(1)(i) through (f)(1)(iv) of this clause.

(g) Unless the consent or approval specifically provides otherwise, neither consent by the Contracting Officer to any subcontract nor approval of the Contractor's purchasing system shall constitute a determination --
(1) Of the acceptability of any subcontract terms or conditions;
(2) Of the allowability of any cost under this contract; or
(3) To relieve the Contractor of any responsibility for performing this contract.

(h) No subcontract or modification thereof placed under this contract shall provide for payment on a cost-plus-a-percentage-of-cost basis, and any fee payable under cost-reimbursement type subcontracts shall not exceed the fee limitations in FAR 15.404-4(c)(4)(i).

(i) The Contractor shall give the Contracting Officer immediate written notice of any action or suit filed and prompt notice of any claim made against the Contractor by any subcontractor or vendor that, in the opinion of the Contractor, may result in litigation related in any way to this contract, with respect to which the Contractor may be entitled to reimbursement from the Government.

(j) The Government reserves the right to review the Contractor's purchasing system as set forth in FAR Subpart 44.3.

(k) Paragraphs (d) and (f) of this clause do not apply to the following subcontracts, which were evaluated during negotiations: NONE.

                                 (End of clause)

I-5 SECURITY CLASSIFICATION REQUIREMENTS (NFS 1852.204-75) (SEP 1989)

Performance under this contract will involve access to and/or generation of classified information; work in a security area, or both, up to the level of SECRET. See Federal Acquisition Regulation clause 52.204-2 in this contract and DD Form 254, Contract Security Classification Specification, Attachment J-7.

                                 (End of Clause)

I-6 EMERGENCY MEDICAL SERVICES AND EVACUATION (NFS 1852.242-78) (APRIL 2001)

The contractor shall, at its own expense, be responsible for making all arrangements for emergency medical services and evacuation, if required, for its employees while performing work under this contract outside the United States or in remote locations of the United States. If necessary to deal with certain emergencies, the contractor may request the Government to provide medical services or evacuation. If the Government performs such services, the contractor shall reimburse the Government for the costs incurred.

                                 (End of clause)

I-7 ENGINEERING CHANGE PROPOSALS (NFS 1852.243-70) (FEBRUARY 1998)

(a) Definitions.

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"ECP" means an Engineering Change Proposal (ECP) which is a proposed engineering change and the documentation by which the change is described, justified, and submitted to the procuring activity for approval or disapproval.

"MIL-STD-973" means a DOD publication entitled, Military Standard Configuration Control - Engineering Changes, Deviations and Waivers, 15 July 1988.

(b) Either party to the contract may originate ECPs. The originator shall forward proposed ECPs to the Contracting Officer. Unless another process has been approved by the Government or specified by the Contracting Officer, the ECP formats, forms and controls specified in MIL-STD-973 shall be used. Implementation of an approved ECP may occur by either a supplemental agreement or, if appropriate, as a written change order to the contract.

(c) Any ECP submitted to the Contracting Officer shall include a "not-to-exceed" [price or estimated cost] increase or decrease adjustment amount, if any, and the required [time of delivery or period of performance] adjustment, if any, acceptable to the originator of the ECP. If the change is originated within the Government, the Contracting Officer shall obtain a written agreement with the contractor regarding the "not-to-exceed"[price or estimated cost] and [delivery or period of performance] adjustments, if any, prior to issuing an order for implementation of the change.

(d) After submission of a contractor initiated ECP, the contracting officer may require the contractor to submit the following information:

(1) Cost or pricing data in accordance with FAR 15.403-5 if the proposed change meets the criteria for its submission under FAR 15.403-4; or

(2) Information other than cost or pricing data adequate for contracting officer determination of price reasonableness or cost realism. The contracting officer reserves the right to request additional information if that provided by the contractor is considered inadequate for that purpose. If the contractor claims applicability of one of the exceptions to submission of cost or pricing data, it shall cite the exception and provide rationale for its applicability.

(e) If the ECP is initiated by NASA, the contracting officer shall specify the cost information requirements, if any.

                                 (End of clause)

I-8 Estimate of Percentage of Recovered Material Content for EPA-Designated Products (FAR 52.223-9) (AUGUST 2000)

(a) Definitions. As used in this clause -

"Post-consumer material" means a material or finished product that has served its intended use and has been discarded for disposal or recovery, having completed its life as a consumer item. Post-consumer material is a part of the broader category of "recovered material".

"Recovered material" means waste materials and by-products recovered or diverted from solid waste, but the term does not include those materials and by-products generated from, and commonly reused within, an original manufacturing process.

(b) The contractor, on completion of this contract, shall-

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Expendable Launch Vehical Integrated Support Contract                NAS10-02026

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1.   Estimate the percentage of the total recovered material used in contract performance, including, if applicable, the percentage of post-consumer material content; and

2. Submit this estimate to the Contracting Officer within 10 working days of contract completion.

                                 (End of Clause)

                                [END OF SECTION]

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Expendable Launch Vehical Integrated Support Contract                NAS10-02026

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                     PART III - LIST OF DOCUMENTS, EXHIBITS
                              AND OTHER ATTACHMENTS

                         SECTION J - LIST OF ATTACHMENTS

--------------------------------------------------------------------------------

ARTICLE J-1 LIST OF ATTACHMENTS

The following documents are attached at the end of this contract and made a part hereof:

Attachment   Title                                                         No. Pages
----------   -----------------------------------------------------------   ---------
   J-1       Statement of Work (April 1, 2002)                             72 pages

   J-2       Data Requirements List/Data Requirements Description          46 pages
             (DRL/DRD's)

   J-3       NASA Facilities and Facility Systems at Vandenberg AFB         4 pages

   J-4       Installation Provided Property List                           55 pages

   J-5       Department of Labor Wage Determination                        15 pages

   J-6       Performance Evaluation Plan                                   16 pages

   J-7       DD Form 254, Contract Security Classification Specification    7 pages

   J-8       Contractor Safety and Health Plan                             90 pages

   J-9       Contractor Quality Manual (ISO/ANSI)                          32 pages

   J-10      Statement of Equivalent Rates for Federal Hires                2 pages

   J-11      Acronyms                                                       3 pages

   J-12      Information Technology (IT) Support Functions                  6 pages

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